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         SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                              WEEKS REALTY, L.P.

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

                               TABLE OF CONTENTS

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                                   ARTICLE I
DEFINITIONS; ETC............................................................  1
1.1  DEFINITIONS............................................................  1
     Accountants............................................................  2
     Acquisition Cost.......................................................  2
     Act....................................................................  2
     Adjusted Capital Account Deficit.......................................  2
     Administrative Expenses................................................  2
     Affiliate..............................................................  2
     Agreement..............................................................  3
     Articles of Incorporation..............................................  3
     Bankruptcy.............................................................  3
     Capital Account........................................................  3
     Capital Contribution...................................................  4
     Certificate............................................................  4
     Claim..................................................................  4
     Closing Price..........................................................  4
     Code...................................................................  4
     Collateral.............................................................  4
     Common Stock...........................................................  4
     Completion of the Offering.............................................  4
     Consent of the Limited Partners........................................  4
     Contributed Funds......................................................  5
     Control................................................................  5
     Current Per Share Market Price.........................................  5
     Demand Notice..........................................................  5
     Depreciation...........................................................  5
     Disclosure Schedule....................................................  5
     Entity.................................................................  5
     Environmental Laws.....................................................  5
     ERISA..................................................................  6
     Existing Property Entity Agreements....................................  6
     Existing Property Entities.............................................  6
     Formation..............................................................  6
     Funding Date...........................................................  6
     Funding Loan Proceeds..................................................  6
     Funding Loan(s)........................................................  6
     GAAP...................................................................  6
     General Partner........................................................  6
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                                      -i-
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     General Partner Loan...................................................  6
     Gross Asset Value......................................................  7
     Hart Scott Act.........................................................  8
     Immediate Family.......................................................  8
     Incapacity" or "Incapacitated..........................................  8
     Indemnification Notice.................................................  8
     Indemnitee.............................................................  8
     Independent Directors..................................................  8
     Investment Entity......................................................  8
     Investment Entity Agreements...........................................  9
     Investment Entity Interests............................................  9
     IRS....................................................................  9
     Land Entities..........................................................  9
     Lien...................................................................  9
     Limited Partners.......................................................  9
     Liquidating Trustee....................................................  9
     Major Decisions........................................................  9
     Majority-In-Interest of the Limited Partners...........................  9
     Managers...............................................................  9
     Minimum Gain Attributable to Partner Nonrecourse Debt..................  9
     Net Financing Proceeds................................................. 10
     Net Income" or "Net Loss............................................... 10
     Net Operating Cash Flow................................................ 10
     Net Sale Proceeds...................................................... 11
     Nonrecourse Deductions................................................. 11
     Nonrecourse Liabilities................................................ 11
     Notice of Breach....................................................... 11
     Offering............................................................... 11
     Partner Nonrecourse Deductions......................................... 11
     Partners............................................................... 11
     Partnership............................................................ 11
     Partnership Interest................................................... 11
     Partnership Minimum Gain............................................... 11
     Partnership Record Date................................................ 12
     Partnership Unit....................................................... 12
     Percentage Interest.................................................... 12
     Person................................................................. 12
     Principal.............................................................. 12
     Principal-Controlled Partnership....................................... 12
     Prior Agreement........................................................ 12
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                                     -ii-
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     Property............................................................... 12
     Qualified Individual................................................... 12
     Registration Statement................................................. 13
     Regulations............................................................ 13
     Regulatory Allocations................................................. 13
     REIT................................................................... 13
     REIT Expenses.......................................................... 13
     REIT Requirements...................................................... 13
     Requesting Party....................................................... 13
     Required Funds......................................................... 13
     Responding Party....................................................... 13
     Restricted Period...................................................... 14
     Rights................................................................. 14
     SEC.................................................................... 14
     Section 704(c) Tax Items............................................... 14
     Tax Items.............................................................. 14
     Trading Day............................................................ 14
     Transfer............................................................... 14
     Trust B................................................................ 14
     Trust U/W.............................................................. 14
     Underwriting Agreement................................................. 14
     Weeks.................................................................. 14
     Weeks LP Holdings, Inc................................................. 14
1.2  Exhibits, Etc.......................................................... 14

                                  ARTICLE II
ORGANIZATION................................................................ 15
2.1  Formation.............................................................. 15
2.2  Name................................................................... 15
2.3  Character of the Business.............................................. 15
2.4  Location of the Principal Place of Business............................ 16
2.5  Registered Agent and Registered Office................................. 16


                                  ARTICLE III
TERM........................................................................ 16
3.1  Commencement........................................................... 16
3.2  Dissolution............................................................ 16
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                                     -iii-
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                                  ARTICLE IV
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CONTRIBUTIONS TO CAPITAL.................................................... 17
4.1  General Partner Capital Contribution................................... 17
4.2  Limited Partner Initial Capital Contributions.......................... 19
4.3  Additional Funds....................................................... 19
4.4  Weeks Equity Compensation Programs..................................... 21
4.5  No Interest; No Return................................................. 22

                                   ARTICLE V
CONDITIONS/CONCURRENT TRANSACTIONS.......................................... 22
5.1  General Partner Conditions............................................. 22
5.2  Limited Partner Conditions............................................. 22
5.3  Concurrent Transactions................................................ 22

                                  ARTICLE VI
ALLOCATIONS AND OTHER TAX AND ACCOUNTING MATTERS............................ 22
6.1  Allocations............................................................ 22
6.2  Distributions.......................................................... 22
6.3  Books and Records...................................................... 23
6.4  Reports................................................................ 23
6.5  Tax Elections and Returns.............................................. 23
6.6  Tax Matters Partner.................................................... 23
6.7  Withholding............................................................ 25
6.8  Amounts Withheld....................................................... 26

                                  ARTICLE VII
RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER...................... 26
7.1  Expenditures by Partnership............................................ 26
7.2  Powers and Duties of General Partner................................... 26
7.3  Major Decisions........................................................ 30
7.4  Actions with Respect to Certain Documents.............................. 30
7.5  General Partner Activities; Weeks Activities........................... 30
7.6  Proscriptions.......................................................... 31
7.7  Additional Partners.................................................... 32
7.8  Title Holder........................................................... 32
7.9  Compensation of the General Partner.................................... 32
7.10 Exculpation and Indemnification........................................ 32
7.11 Operation in Accordance with REIT Requirements......................... 35
7.12 Conflicts of Interest.................................................. 36
7.13 Weeks.................................................................. 36
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                                 ARTICLE VIII
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DISSOLUTION, LIQUIDATION AND WINDING-UP..................................... 37
8.1  Accounting............................................................. 37
8.2  Distribution on Dissolution............................................ 37
8.3  Sale of Partnership Assets............................................. 37
8.4  Distributions in Kind.................................................. 37
8.5  Documentation of Liquidation........................................... 37
8.6  Liability of the Liquidating Trustee................................... 37
8.7  Negative Capital Accounts.............................................. 37

                                  ARTICLE IX
TRANSFER OF PARTNERSHIP INTERESTS........................................... 38
9.1  General Partner Transfer............................................... 38
9.2  Transfers by Limited Partners.......................................... 39
9.3  Issuance of Additional Partnership Interests........................... 40
9.4  Restrictions on Transfer............................................... 41

                                   ARTICLE X
RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS.............................. 42
10.1  No Participation in Management........................................ 42
10.2  Bankruptcy or Incapacity of a Limited Partner......................... 42
10.3  No Withdrawal......................................................... 42
10.4  Duties and Conflicts.................................................. 42
10.5  Meetings of the Partners.............................................. 43

                                  ARTICLE XI
GRANT OF RIGHTS TO LIMITED PARTNERS......................................... 43
11.1  Grant of Rights....................................................... 43

                                  ARTICLE XII
MANAGER REPRESENTATIONS, WARRANTIES AND GUARANTEE44
12.1  Representations and Warranties of the Managers........................ 44
12.2  Survival of Representations and Warranties............................ 44
12.3  Indemnification....................................................... 44
12.4  Limitations on Indemnification Obligations............................ 44
12.5  Security and Remedies................................................. 45
12.6  Non-Recourse.......................................................... 47
12.7  Restriction on Transfer............................................... 47
12.8  Build-to-Suit Guarantee............................................... 48
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12.9  Contribution Among Managers........................................... 48

                                 ARTICLE XIII
GENERAL PARTNER REPRESENTATIONS AND WARRANTIES.............................. 48

                                  ARTICLE XIV
ARBITRATION OF DISPUTES..................................................... 49
14.1  Arbitration........................................................... 49
14.2  Procedures............................................................ 49
14.3  Binding Character..................................................... 50
14.4  Exclusivity........................................................... 51
14.5  No Alteration of Agreement............................................ 51

                                  ARTICLE XV
GENERAL PROVISIONS.......................................................... 51
15.1  Notices............................................................... 51
15.2  Successors............................................................ 51
15.3  Effect and Interpretation............................................. 51
15.4  Counterparts.......................................................... 51
15.5  Partners Not Agents................................................... 51
15.6  Entire Understanding, Etc............................................. 52
15.7  Amendments............................................................ 52
15.8  Severability.......................................................... 53
15.9  Trust Provision....................................................... 53
15.10  Pronouns and Headings................................................ 53
15.11 Assurances............................................................ 53
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                                     -vi-

EXHIBITS
--------

A......Partners and Capital Contributions (at date of Prior Agreement)
A-1....Partners at the Date Hereof
B......Original Rights Terms
B-1....Amended Rights Terms
C......Disclosure Schedule
D......Existing Property Entities
E......Land Entities
F......Allocations
G......Current Guaranties, etc.
H......Underwriting Agreement
J......Forms of Estoppel Certificates
K-2....Certain Mortgages
K-3....Certain Mortgages
K-4....Insurance
L......Debt Repayments
M......Build-to-Suit Leases
O......Representations and Warranties
P......Commercial Arbitration Rules
Q......Complex Arbitration Rules


SCHEDULES
---------

1......Conversion Exercise Notice
2......Closing Notice
3......Registration Rights and Lock-Up Agreement

         SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                              WEEKS REALTY, L.P.


     THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 30th day of October, 1996, by and among WEEKS CORPORATION, a Georgia corporation, WEEKS GP HOLDINGS, INC., a Georgia corporation, as the General Partner, and the Persons whose names are set forth on Exhibit A-1 attached hereto, as the Limited Partners, together with any other
   -----------
Persons who become Partners in the Partnership as provided herein.

                                   RECITALS

     Weeks Realty, L.P. (the "Partnership") is a Georgia limited partnership. The Partnership's First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") was entered into as of August 24, 1994.

     Weeks Corporation, a Georgia corporation ("Weeks"), is the General Partner of the Partnership. The entire Partnership Interest of Weeks is held by Weeks as a general partner of the Partnership.

     The parties wish (a) to amend the Partnership Agreement to provide that the General Partner will hold a 1% Partnership Interest as a general partner of the Partnership, and that the remainder of Weeks' Partnership Units will be held by Weeks as a Limited Partner, (b) to effect the transfer of all of Weeks' Partnership Units to certain wholly owned subsidiaries of Weeks, (c) to eliminate certain provisions of the Partnership Agreement that are no longer applicable, and (d) to amend and restate the Partnership Agreement to reflect such changes and to accommodate the fact that Weeks is no longer a Partner.

     Weeks wishes to remain a party to the Partnership Agreement with respect to those provisions thereof applicable to Weeks.

     In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby amend and restate the Partnership so that it is in its entirety as set forth in this document.

                                   ARTICLE I
                                   ---------
                               DEFINITIONS; ETC.
                               -----------------

          1.1  DEFINITIONS.  Except as otherwise herein expressly provided, the
               -----------
following terms and phrases shall have the meanings set forth below:

          "Accountants" shall mean any firm or firms of independent certified
           -----------
public accountants selected by the General Partner to provide accounting or auditing services to the Partnership.

          "Acquisition Cost" shall have the meaning set forth in Section 4.1
           ----------------
hereof.

          " Act" shall mean the Georgia Revised Uniform Limited Partnership Act
           ----
(Official Code of Georgia Annotated, Sections 14-9-100 et seq.), as it may be
                                                       -- ---
amended from time to time. References to specific Sections of the Act refer to the corresponding Sections of the Official Code of Georgia Annotated.

          "Adjusted Capital Account Deficit" shall mean, with respect to any
           --------------------------------
Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of any relevant fiscal year and after giving effect to the following adjustments:

          (a) credit to such Capital Account any amounts that such Partner is obligated or treated as obligated to restore with respect to any deficit balance in such Capital Account pursuant to Section 8.7 hereof or Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to
                       -
     restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

          (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.
                       -  -    -       -

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the requirements of the alternate test for economic effect contained in Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted
                             -
consistently therewith.

          "Administrative Expenses" shall mean (i) all administrative, operating
           -----------------------
and other costs and expenses incurred by the Partnership, (ii) all administrative, operating and other costs and expenses that are incurred by Investment Entities and that are paid or assumed by the Partnership, (iii) all administrative costs and expenses of the General Partner, Weeks LP Holdings and Weeks (including, without limitation, salaries paid to officers and other employees of the General Partner, Weeks LP Holdings and Weeks and accounting and legal expenses) that are incurred by the General Partner, Weeks LP Holdings and Weeks, and (iv) to the extent not included in clause (iii) above, REIT Expenses.

          "Affiliate" shall mean, with respect to any Partner (or as to any
           ---------
other Person the affiliates of which are relevant for purposes of any of the provisions of this Agreement), (i) any member of the Immediate Family of such Partner; (ii) any trustee or beneficiary of such Partner; (iii) any legal representative, successor, or assignee of any Person referred to in the preceding clauses (i) and (ii); (iv) any trustee for the benefit of any Person referred to in the preceding clauses (i) through (iii); or (v) any Entity that, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Partner or any Person referred to in the preceding clauses (i) through
(iv).

          "Agreement" shall mean this Second Amended and Restated Agreement of
           ---------
Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

          "Articles of Incorporation" means the Amended and Restated Articles of
           -------------------------
Incorporation of Weeks filed with the Georgia Secretary of State on August 24, 1994, as amended or restated from time to time.

          "Bankruptcy" shall mean, with respect to any Partner, (i) the
           ----------
commencement by such Partner of any proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization, (ii) an adjudication that such Partner is insolvent or bankrupt, (iii) the entry of an order for relief under the federal Bankruptcy Code with respect to such Partner,
(iv) the filing of any such petition or the commencement of any such case or proceeding against such Partner, unless such petition and the case or proceeding initiated thereby are dismissed within one hundred twenty (120) days from the date of such filing, (v) the filing of an answer by such Partner admitting the allegations of any such petition, (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Partner unless such appointment is vacated or dismissed within one hundred twenty (120) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Partner, (vii) the insolvency of such Partner or the execution by such Partner of a general assignment for the benefit of creditors,
(viii) the convening by such Partner of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts, (ix) the failure of such Partner to pay its debts as they mature,
(x) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter, or (xi) the admission by such Partner in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due.

          "Capital Account" shall mean, with respect to any Partner, the
           ---------------
separate "book" account that the Partnership shall establish and maintain for such Partner in accordance with Section 704(b) of the Code and Section 1.704-1(b)(2)(iv) of the Regulations and such other provisions of Section 1.704-1(b) of the Regulations that must be complied with in order for the Capital Accounts to be determined in accordance with the provisions of said Regulations. In furtherance of the foregoing, the Capital Accounts shall be maintained in compliance with Section 1.704-1(b)(2)(iv) of the Regulations, and the provisions hereof shall be interpreted and applied in a manner consistent therewith. In the event that all or any part of a Partnership Interest is Transferred in accordance with the terms of this Agreement, the Capital Account, at the time of the Transfer, of the transferor attributable to the Transferred Partnership Interest shall carry over to the transferee.

          "Capital Contribution" shall mean, with respect to any Partner, the
           --------------------
amount of money and the initial Gross Asset Value of any property other than money contributed or deemed contributed to the Partnership with respect to the Partnership Interest held by such Partner (net of liabilities to which such property is subject).

          "Certificate" shall mean the Certificate of Limited Partnership
           -----------
forming the Partnership, as filed with the Georgia Secretary of State on June 2, 1994, as it may be amended from time to time in accordance with the terms of this Agreement and the Act.

          "Claim" shall have the meaning set forth in Section 12.4 hereof.
           -----

          "Closing Price" on any date shall mean with respect to the Common
           -------------
Stock, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use, or if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock that is selected by the Board of Directors of Weeks, or, if there is no such professional market maker, such amount as an independent investment banking firm selected by the Board of Directors of Weeks determines to be the value of a share of Common Stock.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" shall have the meaning set forth in Section 12.5 hereof.
           ----------

          "Common Stock" shall mean the shares of the common stock, par value
           ------------
$.01 per share, of Weeks.

          "Completion of the Offering" shall mean the closing of the first sale
           --------------------------
of Common Stock in the Offering.

          "Consent of the Limited Partners" means the consent of a Majority-In-
           -------------------------------
Interest of the Limited Partners, provided in writing or pursuant to a vote at a meeting, or deemed to be given as provided herein. In soliciting the Consent of the Limited Partners, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure of a Limited Partner to respond in such time period shall constitute the consent of such Limited Partner.

          "Contributed Funds" shall have the meaning set forth in Section
           -----------------
4.3(b)(ii) hereof.

          "Control" shall mean the ability, whether by the direct or indirect
           -------
ownership of shares or other equity interests, by contract or otherwise, to select a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, each of the general partners that has equal management control and authority, or the designated managing general partner or managing general partners thereof shall be deemed to have control of such partnership. In the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

          "Current Per Share Market Price" on any date shall mean the average
           ------------------------------
of the Closing Price for the ten (10) consecutive Trading Days ending on such date.

          "Demand Notice"  shall have the meaning set forth in Section 14.2
           -------------
hereof.

          "Depreciation" shall mean, with respect to any asset of the
           ------------
Partnership for any fiscal year or other period, the depreciation, depletion or amortization, as the case may be, allowed or allowable for federal income tax purposes in respect of such asset for such fiscal year or other period; provided, however, that if there is a difference between the Gross Asset Value and the adjusted tax basis of such asset, Depreciation shall mean "book depreciation, depletion, or amortization" as determined under Section 1.704-1(b)(2)(iv)(g)(3) of the Regulations.
            -  -

          "Disclosure Schedule" shall mean that certain Disclosure Schedule
           -------------------
attached as Exhibit C, which contains the exceptions to the representations and
            ---------
warranties made pursuant to Article XII hereof. For the convenience of the parties, each exception noted in the Disclosure Schedule shall be numbered to correspond to the applicable subsection of Exhibit O to which it refers;
                                           ---------
provided, however, that, where disclosure in the Disclosure Schedule of a matter in response to one subsection is made as to the nature or character of such matter, the failure to otherwise set forth such matter elsewhere in the Disclosure Schedule shall not give rise to any claim or liability so long as any such disclosure sufficiently describes its applicability to such matter and indicates its applicability to the other subsection.

          "Entity" shall mean any general partnership, limited partnership,
           ------
corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

          "Environmental Laws" means the Resource Conservation and Recovery Act
           ------------------
(42 U.S.C. (S) 6901 et seq.), as amended by the Hazardous and Solid Waste
                    ------
Amendments of 1984; the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S) 9601 et
                                  --
seq.), as amended by the Superfund---Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.); the
                                                               ------
Toxic Substance Control Act (15 U.S.C. (S) 2601 et seq.); Clean Air Act (42
                                                ------
U.S.C. (S) 9402 et seq.); the Clean Water Act (33 U.S.C. (S) 1251 et seq.); the
                ------                                            ------
federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S) 136 et seq.);
                                                                     ------
the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.) and all
                                                          ------
applicable federal, state and local environmental laws, including obligations under the common law, ordinances, rules and regulations, as any of the foregoing may have been amended, supplemented or supplanted prior to the date hereof, relating to regulation or control of hazardous, toxic or dangerous substances or wastes, or their handling, storage or disposal or to environmental health and safety.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time (or any corresponding provisions of succeeding laws).

          "Existing Property Entity Agreements" shall mean the agreements or
           -----------------------------------
other governing instruments under which the Existing Property Entities are constituted, as amended from time to time.

          "Existing Property Entities" shall mean those Entities listed on the
           --------------------------
attached Exhibit D.
         ---------

          "Formation" shall have the meaning set forth in the prospectus
           ---------
included in the Registration Statement.

          "Funding Date" shall have the meaning set forth in Section 4.3(a)
           ------------
hereof.

          "Funding Loan Proceeds" shall mean the net cash proceeds received by
           ---------------------
Weeks, the General Partner or Weeks LP Holdings in connection with any Funding Loan, after deduction of all costs and expenses incurred by Weeks, the General Partner or Weeks LP Holdings in connection with such Funding Loan, which shall be deemed to have been incurred directly by the Partnership.

          "Funding Loan(s)" shall mean any borrowing or refinancing of
           ---------------
borrowings by or on behalf of Weeks, the General Partner or Weeks LP Holdings from any lender for the purpose of advancing the Funding Loan Proceeds to the Partnership as a loan pursuant to Section 4.3(b) hereof.

          "GAAP" means generally accepted accounting principles.
           ----

          "General Partner" shall mean Weeks GP Holdings, Inc., a Georgia
           ---------------
corporation, its duly admitted successors and assigns and any other Person who is a general partner of the Partnership at the time of reference thereto.

          "General Partner Loan" shall have the meaning set forth in Section
           --------------------
4.3(b) hereof.

          "Gross Asset Value" shall mean, with respect to any asset of the
           -----------------
Partnership, such asset's adjusted basis for federal income tax purposes, except as follows:

          (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be (i) in the case of any asset described on the attached Exhibit A, the gross fair market value ascribed thereto on
                     ---------
     such Exhibit and (ii) in the case of any other asset hereafter contributed by a Partner, the gross fair market value of such asset as determined hereunder;

          (b) if the General Partner reasonably determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, as of the following times:

               (i)    a Capital Contribution (other than a de minimis Capital
                                                           ----------
          Contribution) to the Partnership by a new or existing Limited Partner as consideration for a Partnership Interest;

               (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for
                 ----------
          the redemption of a Partnership Interest; and

               (iii)  the liquidation of the Partnership within the meaning of
          Section 1.704-1(b)(2)(ii)(g) of the Regulations;
                                    -

          (c) the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets (taking
     Section 7701(g) of the Code into account) as reasonably determined by the General Partner as of the date of distribution; and

          (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations;
                                                    -
     provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph to the extent that the General Partner reasonably determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Net Income and Net Loss. Any adjustment to the Gross Asset Values of Partnership property shall require an adjustment to the Partners' Capital Accounts; as for the manner in which such adjustments are allocated to the Capital Accounts, see paragraph (c) of the definition of Net Income and Net Loss in the case of adjustment by Depreciation, and paragraph (e) of said definition in all other cases.

          "Hart Scott Act" shall mean the Hart-Scott-Rodino Antitrust
           --------------
Improvements Act of 1976, as amended.

          "Immediate Family" shall mean, with respect to any Person, such
           ----------------
Person's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law.

          "Incapacity" or "Incapacitated" means, (i) as to any individual
           ----------      -------------
Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his person or his estate;
(ii) as to any corporation that is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership that is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate that is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; or (v) as to any Partner that is a trust or is acting as a Partner by virtue of being a trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee).

          "Indemnification Notice" shall have the meaning set forth in Section
           ----------------------
12.5 hereof.

          "Indemnitee" means (i) any Person made a party to a proceeding by
           ----------
reason of (A) his status as the General Partner, (B) his status as a director, officer or Affiliate of the Partnership, the General Partner or Weeks or (C) his liability under the guaranties and other instruments set forth on Exhibit G
                                                                  ---------
attached hereto, (ii) any Manager made a party to a proceeding by reason of his liability, pursuant to a loan guarantee, capital contribution obligation, or otherwise, for any indebtedness of the Partnership or of any Investment Entity (including, without limitation, any indebtedness that the Partnership or Investment Entity has assumed or taken subject to), (iii) Weeks, and (iv) such other Persons as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

          "Independent Directors" means a majority of those directors of Weeks,
           ---------------------
each of whom is not an employee of Weeks or of an Entity controlled by Weeks, an Affiliate of an employee of Weeks, or an Affiliate of A. Ray Weeks, Jr.

          "Investment Entity" shall mean and include the Existing Property
           -----------------
Entities and any other Entity in which the Partnership at any time has any interest, direct or indirect, as an investment, either as an equity owner, a creditor, or otherwise.

          "Investment Entity Agreements" shall mean and include the Existing
           ----------------------------
Property Entity Agreements and any partnership agreement, certificate or articles of incorporation, bylaws, trust agreement, or other governing agreement, instrument, or document (as any of the foregoing may be amended, restated, modified or supplemented from time to time) under which an Investment Entity is constituted or by which it is governed.

          "Investment Entity Interests" shall mean the interest of the
           ---------------------------
Partnership as a shareholder, partner, other equity participant, debt holder or otherwise in any Investment Entity.

          "IRS" shall mean the Internal Revenue Service, which administers the
           ---
internal revenue laws of the United States.

          "Land Entities" shall mean those Existing Property Entities listed on
           -------------
Exhibit E hereto.
---------

          "Lien" shall mean any liens, security interests, mortgages, deeds of
           ----
trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

          "Limited Partners" shall mean those Persons named as Limited Partners
           ----------------
in Exhibit A-1 attached hereto, as such Exhibit may be amended from time to
   -----------
time, their duly admitted successors and assigns, and any Persons admitted as Limited Partners pursuant to Section 9.3.

          "Liquidating Trustee" shall mean any Person that is selected as the
           -------------------
Liquidating Trustee hereunder by the General Partner, which Person may include the General Partner or an Affiliate of the General Partner or of Weeks, provided such Liquidating Trustee agrees in writing to be bound by the terms of this Agreement. Any Liquidating Trustee selected by the General Partner shall have such powers as are granted by the General Partner in connection with the dissolution, liquidation and/or winding-up of the Partnership.

          "Major Decisions" shall have the meaning set forth in Section 7.3
           ---------------
hereof.

          "Majority-In-Interest of the Limited Partners" shall mean Limited
           --------------------------------------------
Partner(s) (other than Weeks LP Holdings and other than the General Partner in its capacity, if any, as a Limited Partner) who hold in the aggregate more than fifty percent (50%) of the Percentage Interests then allocable to and held by the Limited Partners (other than Weeks LP Holdings and other than the General Partner in its capacity, if any, as a Limited Partner), as a class.

          "Managers" shall mean A. Ray Weeks, Jr., Thomas D. Senkbeil and
           --------
Forrest W. Robinson.

          "Minimum Gain Attributable to Partner Nonrecourse Debt" shall mean
           -----------------------------------------------------
"partner nonrecourse debt minimum gain" as determined in accordance with Regulation Section 1.704-2(i)(2).

          "Net Financing Proceeds" shall mean the cash proceeds received by the
           ----------------------
Partnership in connection with any borrowing or refinancing of borrowing by or on behalf of the Partnership or by or on behalf of any Investment Entity (whether or not secured), after deduction of all costs and expenses incurred by the Partnership or the Investment Entity in connection with such borrowing, and after deduction of that portion of such proceeds used to repay any other indebtedness of the Partnership or Investment Entities, or any interest or premium thereon.

          "Net Income" or "Net Loss"  shall mean, for each fiscal year or other
           ----------      --------
applicable period, an amount equal to the Partnership's net income or loss for such year or period as determined for federal income tax purposes, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a) of the Code shall be included in taxable income or loss), with the following adjustments: (a) by including as an item of gross income any tax-exempt income received by the Partnership; (b) by treating as a deductible expense any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Code Section 709(b)) or to promote the sale of interests in the Partnership and by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property disallowed pursuant to Section 267(a)(1) or Section 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code); (c) in lieu of depreciation, depletion, amortization, and other cost recovery deductions taken into account in computing total income or loss, there shall be taken into account Depreciation; (d) gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of such property rather than its adjusted tax basis; (e) in the event of an adjustment of the Gross Asset Value of any Partnership asset pursuant to paragraph (b) or
(d) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Gross Asset Value of such asset) or loss (if the adjustment decreases the Gross Asset Value of such asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and (f) any items specially allocated under paragraph 2 of Exhibit F shall not be taken into account.
                               ---------

          "Net Operating Cash Flow" shall mean, with respect to any fiscal
           -----------------------
period of the Partnership, the excess, if any, of "Receipts" over "Expenditures." For purposes hereof, the term "Receipts" means the sum of all cash receipts of the Partnership from all sources for such period, including Net Sale Proceeds and Net Financing Proceeds but excluding Capital Contributions, and any amounts held as reserves as of the last day of such period that the General Partner in its sole and absolute discretion deems to be in excess of necessary reserves as determined below. The term "Expenditures" means the sum of (a) all cash costs and expenses of the Partnership for such period, (b) the amount of all payments of principal and interest on account of any indebtedness of the Partnership including payments of principal and interest on account of General Partner Loans, or amounts due on such indebtedness during such period, and (c) such additional cash reserves as of the last day of such period as the General Partner in its sole and absolute discretion deems necessary for any capital or operating expenditure permitted hereunder, including, without limitation, reserves for future acquisitions, developments, and other investments.

          "Net Sale Proceeds" means the cash proceeds received by the
           -----------------
Partnership in connection with a sale of any asset by or on behalf of the Partnership or by or on behalf of an Investment Entity after deduction of any costs or expenses incurred by the Partnership or an Investment Entity, or payable specifically out of the proceeds of such sale (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such sale or that the General Partner elects to repay out of the proceeds of such sale, together with accrued interest and premium, if any, thereon and any sales commissions or other costs and expenses due and payable to any Person in connection with a sale, including to a Partner or its Affiliates).

          "Nonrecourse Deductions"  shall have the meaning set forth in
           ----------------------
Sections 1.704-2(b)(1) and (c) of the Regulations.

          "Nonrecourse Liabilities" shall have the meaning set forth in Section
           -----------------------
1.704-2(b)(3) of the Regulations.

          "Notice of Breach" shall have the meaning set forth in Section 12.2
           ----------------
hereof.

          "Offering" shall mean the initial public offering of Common Stock as
           --------
contemplated by the Registration Statement.

          "Partner Nonrecourse Deductions"  shall have the meaning set forth in
           ------------------------------
Section 1.704-2(i)(2) of the Regulations.

          "Partners" shall mean the General Partner and the Limited Partners,
           --------
their duly admitted successors and assigns and any Person who is a partner of the Partnership at the time of reference thereto.

          "Partnership" shall mean the limited partnership hereby constituted,
           -----------
as such limited partnership may from time to time be constituted.

          "Partnership Interest" shall mean the ownership interest of a Partner
           --------------------
in the Partnership from time to time, including each Partner's Percentage Interest and such Partner's

Capital Account. Wherever in this Agreement reference is made to a particular Partner's Partnership Interest, it shall be deemed to refer to such Partner's Percentage Interest and shall include the proportionate amount of such Partner's other interests in the Partnership that are attributable to or based upon the Partner's Partnership Interest.

          "Partnership Minimum Gain"  shall have the meaning set forth in
           ------------------------
Section 1.704-2(b)(2) of the Regulations.

          "Partnership Record Date" shall mean the record date established by
           -----------------------
the General Partner for the distribution of Net Operating Cash Flow pursuant to
Section 6.2 hereof, which record date shall be the same as the record date established by Weeks for a distribution to its shareholders of some or all of the portion of such distribution of Net Operating Cash Flow that is distributed from the Partnership to the General Partner and to Weeks LP Holdings and then from the General Partner and Weeks LP Holdings to Weeks.

          "Partnership Unit" shall mean a share of the Partnership Interests of
           ----------------
all Partners. The allocation of Partnership Units to each Partner, after giving effect to (a) Weeks' holding part of its Partnership Units as the general partner of the Partnership and part of its Partnership Units as a Limited Partner, and (b) the transfer by Weeks of all of its Partnership Units to the General Partner and to Weeks LP Holdings as contemplated hereby (collectively, the "Reorganization"), and the total number of Units allocated to all of the Partners, are as set forth on the attached Exhibit A-1. The ownership of
                                           -----------
Partnership Units may be evidenced by such form of certificate as the General Partner approves from time to time, and any such certificate shall bear a legend that shall state that the Partnership Units represented thereby are subject to the provisions hereof, shall refer specifically to the transfer restrictions contained herein and (if the holder thereof is a Manager) to the provision of
Article XII hereof, and shall otherwise have such form and content as the General Partner shall determine. At the date hereof, each Partnership Unit represents a .000000097% Percentage Interest.

          "Percentage Interest" shall mean, with respect to any Partner, the
           -------------------
percentage determined by dividing the number of Partnership Units held by such Partner by the total number of Partnership Units outstanding. The Percentage Interest of each Partner after giving effect to the Reorganization is set forth opposite such Partner's name on the attached Exhibit A-1.
                                             -----------

          "Person" shall mean any individual or Entity.
           ------

          "Principal" means any and each of John P. Weeks, Patricia L. Weeks,
           ---------
Deborah Weeks Felker, Marsha L. Weeks, Harry T. Weeks, Forrest W. Robinson, Louis Robinson, Trust B, and Trust U/W in his, her or its respective capacity as a Limited Partner.

          "Principal-Controlled Partnership" means any of those certain general
           --------------------------------
partnerships that, on August 24, 1994, had as its sole partners a Principal and a corporation that is wholly owned by such Principal and that became a Limited Partner at that date.

          "Prior Agreement" means the First Amended and Restated Agreement of
           ---------------
Limited Partnership of Weeks Realty, L.P., dated as of August 24, 1994, which Prior Agreement is amended and restated in its entirety by this Agreement as of the date hereof.

          "Property" shall mean any property, of any nature whatsoever, real,
           --------
personal or mixed, tangible or intangible, in which the Partnership, directly or indirectly, acquires an interest.

          "Qualified Individual" shall have the meaning set forth in Section
           --------------------
14.2 hereof.

          "Registration Statement" shall mean the Registration Statement No.
           ----------------------
33-80314 (including the prospectus contained therein) heretofore filed by Weeks with the SEC, and any amendments at any time made thereto (other than post-effective amendments), pursuant to which Weeks offered and sold certain Common Stock.

          "Regulations" shall mean the Income Tax Regulations promulgated under
           -----------
the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Regulatory Allocations" shall have the meaning set forth in Exhibit
           ----------------------                                      -------
F.
-

          "REIT" shall mean a real estate investment trust as defined in
           ----
Section 856 of the Code.

          "REIT Expenses" shall mean (i) costs and expenses relating to the
           -------------
formation, operation and continuity of existence of Weeks, the General Partner, and Weeks LP Holdings, including, without limitation, taxes (including, without limitation, franchise taxes and local income taxes), fees and assessments associated therewith, any and all costs, expenses or fees payable to directors of Weeks, the General Partner, and Weeks LP Holdings, any and all salaries and other benefits paid to officers and other employees of Weeks, the General Partner, and Weeks LP Holdings, and legal and accounting costs and expenses,
(ii) costs and expenses relating to any offer or registration of securities by Weeks and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offer of securities and any costs and expenses associated with any claims made by any holder of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with the preparation and filing of any periodic reports by Weeks, the General Partner, and Weeks LP Holdings, under federal, state or local laws or regulations, including filings with the SEC,
(iv) costs and expenses associated with compliance by Weeks, the General Partner, and Weeks LP Holdings, with laws, rules and regulations promulgated by any regulatory body, including the SEC, (v) the purchase price paid by Weeks in connection with any purchase by it of any of its securities from the holders of such securities, (vi) all other operating or administrative costs of Weeks, the General Partner, and Weeks LP Holdings, and (vii) all expenses of Entities other than the General Partner and Weeks LP Holdings in which Weeks is permitted to have an interest pursuant to Section 7.5 hereof.

          "REIT Requirements" shall have the meaning set forth in Section 6.2
           -----------------
hereof.

          "Requesting Party" shall have the meaning set forth in Section 14.2
           ----------------
hereof.

          "Required Funds" shall have the meaning set forth in Section 4.3
           --------------
hereof.

          "Responding Party" shall have the meaning set forth in Section 14.2
           ----------------
hereof.

          "Restricted Period" shall mean, with respect to any Limited Partner,
           -----------------
the period of time during which, under the terms of Article XI hereof and Exhibit B hereto, such Limited Partner is not permitted to exercise the Rights
---------
held by such Limited Partner.

          "Rights" shall have the meaning set forth in Section 11.1 hereof.
           ------

          "SEC" shall mean the United States Securities and Exchange
           ---
Commission.

          "Section 704(c) Tax Items" shall have the meaning set forth in
           ------------------------
Exhibit F.
---------

          "Tax Items" shall have the meaning set forth in Exhibit F.
           ---------                                      ---------

          "Trading Day" shall mean a day on which the principal national
           -----------
securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Transfer" as a noun, shall mean any sale, assignment, conveyance,
           --------
pledge, hypothecation, gift, encumbrance or other Transfer, and as a verb, shall mean to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise Transfer.

          "Trust B" shall mean Harry T. Weeks, A. Ray Weeks, Jr., and Martha
           -------
Patterson Weeks, as Trustees under that certain Trust Agreement, dated October 27, 1976, as amended, for the benefit of Marsha L. Weeks, A. Ray Weeks, Jr., Deborah Weeks Felker, Patricia L. Weeks, and John Phillip Weeks.

          "Trust U/W" shall mean A. Ray Weeks, Jr., as Trustee under the Last
           ---------
Will and Testament of Alvin Ray Weeks, A. Ray Weeks, Jr., Deborah Weeks Felker, Patricia L. Weeks, and John Phillip Weeks.

          "Underwriting Agreement" shall mean that certain Underwriting
           ----------------------
Agreement among the General Partner, the Partnership, Goldman, Sachs & Co., and the other parties named therein, substantially in the form attached hereto as Exhibit H [ALT: DATED AUGUST [24], 1996].
---------

          "Weeks" shall have the meaning set forth in the Recitals.
           -----

          "Weeks LP Holdings" shall mean Weeks LP Holdings, Inc., a Georgia
           -----------------
corporation and a wholly owned subsidiary of Weeks.

          1.2  EXHIBITS, ETC.  Except as provided below, references to an
               --------------
"Exhibit" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement. Each Exhibit and Schedule attached hereto and referred to herein is hereby incorporated herein by reference. All of the Exhibits and Schedules attached to the Prior Agreement are deemed to be attached hereto and to be Schedules and Exhibits hereto.  In addition, Exhibit
                                                                       -------
A-1 and Exhibit B-1 are attached hereto and incorporated herein.
---     -----------


                                   ARTICLE II
                                   ----------
                                  ORGANIZATION
                                  ------------

          2.1  FORMATION.  The Partnership is a limited partnership formed by
               ---------
the filing of the Certificate and organized pursuant to the provisions of the Act and upon the terms and conditions set forth in the Prior Agreement. The Partners hereby amend and restate the Prior Agreement in its entirety as of the date hereof. The Partners agree that the rights and liabilities of the Partners shall be as provided in the Act except as otherwise herein expressly provided. The General Partner shall cause any such notices, instruments, documents, and certificates (including, without limitation, amendments to the Certificate) as may be required by applicable law, and that may be necessary to enable the Partnership to conduct its business, and to own its properties, under the Partnership name, and to establish and maintain its existence as a limited partnership, to be filed or recorded in all appropriate public offices. The Partnership Interest of each Partner shall be personal property for all purposes.

          2.2  NAME.  The business of the Partnership shall be conducted under
               ----
the name Weeks Realty, L.P. or such other name as the General Partner may select, and all transactions of the Partnership, to the extent permitted by applicable law, shall be carried on and completed in such name.

          2.3  CHARACTER OF THE BUSINESS.  The purpose of the Partnership shall
               -------------------------
be to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit Weeks at all times to be classified as a REIT, unless Weeks elects not to qualify as a REIT, or ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership. Without limiting the generality of the foregoing, it shall be within the purpose of the Partnership (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, Transfer, encumber, finance, convey, exchange, and otherwise dispose of or deal with Properties; (ii) to exercise all of the powers of a shareholder, partner or other equity or debt owner or participant in Investment Entities;
(iii) to acquire, hold, own, sell, Transfer, encumber, finance, convey, exchange, and otherwise dispose of or deal with Investment Entity Interests;
(iv) to enter into, perform, amend and otherwise take action with respect to Investment Entity Agreements; (v) to undertake such other activities as may be necessary, advisable, desirable or convenient to the business of the Partnership; and (vi) to engage in such other ancillary activities as shall be necessary or desirable to effectuate the foregoing purposes. The Partnership shall have all powers necessary or desirable to accomplish its purposes. Without limiting the foregoing, but subject to all of the terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority, directly or through its interest in Investment Entities, to enter into, perform, and carry out contracts of any kind, to borrow money and to issue evidences of indebtedness, whether or not secured by mortgage, trust deed, pledge or other lien, and, directly or indirectly, to acquire and construct additional Properties necessary or useful in connection with its business. Without limiting Weeks' right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that Weeks' current status as a REIT inures to the benefit of all of the Partners and not solely to the General Partner or to Weeks.

          2.4  LOCATION OF THE PRINCIPAL PLACE OF BUSINESS.  The location of the
               -------------------------------------------
principal place of business of the Partnership shall be at 4497 Park Drive, Norcross, Georgia 30093, or such other location or locations as shall be selected from time to time by the General Partner in its sole discretion.

          2.5  REGISTERED AGENT AND REGISTERED OFFICE.  The registered agent of
               --------------------------------------
the Partnership shall be CT Corporation System, or such other Person as the General Partner may select in its sole discretion. The registered office of the Partnership in the State of Georgia shall be the office of its registered agent in Georgia, which at the date hereof is 1201 Peachtree Street, N.E., Suite 1240, Atlanta, Georgia 30361.


                                   ARTICLE III
                                   -----------
                                      TERM
                                      ----

          3.1  COMMENCEMENT.  The Partnership commenced business as a limited
               ------------
partnership upon the filing of the Certificate with the Georgia Secretary of State.

          3.2  DISSOLUTION.  The Partnership shall continue until dissolved upon
               -----------
the occurrence of the earliest of the following events:

          (a) An event of withdrawal (within the meaning of Section 14-9-101(3) of the Act, other than an event described in any of Sections 14-9-602(a)(4), 14-9-602(a)(5), 14-9-602(a)(6), 14-9-602(a)(7), 14-9-602(a)(8),
     14-9-602(a)(9), or 14-2-602(a)(10) of the Act) of a General Partner, or any other event or circumstance that causes a General

     Partner to cease to be a General Partner, in either case if such General Partner is the last remaining General Partner, unless, within ninety (90) days after the event, a Majority-in-Interest of the Limited Partners agrees in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

          (b) A final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the last remaining General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment a Majority-in-Interest of the Limited Partners agrees in writing to continue the business of the Partnership and to the appointment, effective as of the date immediately prior to the date of such order or judgment, of a substitute General Partner;

          (c) The Incapacity of the last remaining General Partner, unless, within ninety (90) days after the last remaining General Partner becomes Incapacitated, a Majority-in-Interest of the Limited Partners agrees in writing to continue the business of the Partnership and to the appointment, effective as of the date of the Incapacity of the last remaining General Partner, of a substitute General Partner;

          (d) The election to dissolve the Partnership made in writing by the General Partner with the Consent of the Limited Partners;

          (e) The sale or other disposition of all or substantially all the assets of the Partnership;

          (f) Entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; or

          (g) December 31, 2093, unless the General Partner, in its sole and absolute discretion, extends such date by written notice to the Limited Partners given prior to such date.


                                   ARTICLE IV
                                   ----------
                            CONTRIBUTIONS TO CAPITAL
                            ------------------------

          4.1  GENERAL PARTNER CAPITAL CONTRIBUTION.
               ------------------------------------

          (a) Concurrently with the execution and delivery of the Prior Agreement, and effective at the date of the Completion of the Offering, Weeks contributed to the Partnership, as its initial contribution to the capital of the Partnership, (i) the amount set forth on Exhibit A, by deposit of immediately available funds in a
              ---------
     Partnership bank account, and (ii) the assets described on Exhibit A,
                                                                ---------
     subject to the liabilities described on Exhibit A. The number of
                                             ---------
     Partnership Units and the Percentage Interest of the General Partner with respect to such Capital Contribution were as set forth on Exhibit A.
                                                               ---------
     Effective as of the date hereof, the Partners agree that the General Partner will hold a 1% Partnership Interest as a general partner of the Partnership, and that the remainder of Weeks' Partnership Units will be held by Weeks as a Limited Partner. Weeks is hereby admitted to the Partnership as a Limited Partner with respect to the Partnership Interest represented by the Partnership Units so held by it as a Limited Partner. Effective as of the date hereof and immediately after the effectiveness of the matters referred to in the immediately preceding sentence, Weeks does hereby transfer and assign to the General Partner the entire Partnership Interest held by Weeks as a general partner of the Partnership, and does hereby transfer and assign to Weeks LP Holdings the entire Partnership Interest held by Weeks as a Limited Partner. Weeks LP Holdings hereby assumes all of the obligations of Weeks as a Limited Partner under this Agreement and agrees to be bound by all of the terms and conditions hereof. Effective upon such transfer, Weeks is hereby relieved of its obligations as a Limited Partner. The General Partner hereby assumes all of the obligations of Weeks as the general partner of the Partnership and agrees to be bound by all of the terms and conditions hereof. Weeks is not relieved of any obligation accruing to it as the general partner of the Partnership prior to the date hereof. The Partners hereby consent to such transfers, to the withdrawal of Weeks as the general partner of the Partnership, to the admission of the General Partner as the sole general partner of the Partnership, and to the admission of Weeks LP Holdings as a Limited Partner. The Partners agree that the withdrawal of Weeks as the general partner of the Partnership shall not dissolve the Partnership. The gross fair market value of any property other than money contributed by the General Partner or Weeks LP Holdings to the Partnership after the date hereof ("Contributed Property") shall be the Acquisition Cost of such Contributed Property. For purposes hereof, the "Acquisition Cost" of Contributed Property shall be (i) in the case of Contributed Property that was acquired in exchange for shares of Common Stock, the Current Per Share Market Price as of the closing date on which such Contributed Property was acquired for Common Stock multiplied by the number of shares of Common Stock issued in the acquisition, or (ii) in the case of all other Contributed Property, the amount of such consideration plus, in either case, any costs and expenses incurred by the General Partner, Weeks or Weeks LP Holdings in connection with such acquisition or contribution; provided, however, that in the event the Acquisition Cost of Contributed
     --------  -------
     Property is financed by any borrowings by the General Partner, Weeks or Weeks LP Holdings, the Partnership shall assume any such obligations of the General Partner, Weeks or Weeks LP Holdings concurrently with the contribution of such property to the Partnership or, if such assumption is impossible, shall obligate itself to the General Partner, Weeks or Weeks LP Holdings in an amount and on terms equal to such indebtedness, and the Acquisition Cost shall be reduced by the amount of the obligation assumed by the Partnership.

          (b) Weeks shall not issue any additional Common Stock or other equity securities (other than Common Stock issued pursuant to exercise of Rights and share dividends), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock or other equity securities of Weeks (collectively, "New Securities"), unless Weeks contributes to the capital of the General Partner and/or Weeks LP Holdings (as determined by the General Partner in its sole discretion), and the General Partner and/or Weeks LP Holdings (as applicable) contributes to the capital of the Partnership, the proceeds of the sale of the New Securities. In such event the Partnership shall issue to the General Partner and/or Weeks LP Holdings (as applicable) Partnership Units or other Partnership Interests having designations, preferences and other rights, all such that their economic attributes are substantially similar to those of the New Securities, and the provisions of Section 9.3 hereof relating to the issuance of additional Partnership Interests shall apply, including, without limitation, the provisions of such Section that permit the General Partner to adjust the Percentage Interests of the Partners as necessary to reflect the terms of the issuance of additional Partnership Interests. Notwithstanding the foregoing, if the proceeds actually received by Weeks from the issuance of New Securities are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then Weeks shall be deemed to have made a contribution to the capital of the General Partner and/or Weeks LP Holdings (as applicable), and the General Partner and/or Weeks LP Holdings (as applicable) shall be deemed to have made a Capital Contribution to the Partnership, in the amount of the gross proceeds of such issuance and the General Partner and/or Weeks LP Holdings (as applicable) shall be deemed simultaneously to have reimbursed Weeks, and the Partnership shall be deemed simultaneously to have reimbursed the General Partner and/or Weeks LP Holdings (as applicable), for the amount of such underwriter's discount or other expenses.

          4.2  LIMITED PARTNER INITIAL CAPITAL CONTRIBUTIONS.  Concurrently with
               ---------------------------------------------
the execution and delivery of the Prior Agreement, and effective at the date of the Completion of the Offering, each Limited Partner made the Capital Contribution set forth opposite such Limited Partner's name on Exhibit A. The
                                                               ---------
agreed-to gross fair market value of any property other than money so contributed by a Limited Partner, which was agreed to be such property's initial Gross Asset Value, was as set forth on Exhibit A. To the extent the Partnership
                                       ---------
acquired at the date of the Prior Agreement any property by the merger of any other Person into the Partnership, Persons who received Partnership Interests in exchange for their direct or indirect interest in the Person merging into the Partnership became Limited Partners and were deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in Exhibit A.
---------

          4.3  ADDITIONAL FUNDS.
               ----------------

          (a) Without limiting the authority of the Partnership to issue additional Partnership Interests, the Partnership may obtain funds ("Required Funds") that it considers necessary to meet the needs and obligations and requirements of the Partnership, to make capital expenditures, to acquire and develop Properties, to acquire interests in and contribute to the capital of Investment Entities, to maintain adequate working capital, to make distributions, to repay Partnership indebtedness, and to carry out the Partnership's purposes, from the proceeds of any borrowing, in each case pursuant to such terms, provisions, and conditions and in such manner (including the engagement of brokers and/or investment bankers to assist in providing such financing) and amounts as the General Partner shall determine in its sole discretion. Without limiting the General Partner's sole discretion with respect to the terms, conditions and provisions of any borrowing, the Partners agree that any borrowing may be from (without limitation) Weeks, the General Partner, any Limited Partner, or any Affiliate of any of the foregoing, may be convertible in whole or in part into Partnership Interests (to be issued in accordance with Section 9.3 hereof), may be unsecured, may be secured by a mortgage or mortgages, deed(s) of trust, assignments, and/or other forms of security agreements or conveyances on or in respect of all or any portion of the assets of the Partnership or any other security made available by the Partnership, may include or be obtained through the public or private placement of debt and/or other instruments, domestic and foreign, may include a provision for the option to acquire Partnership Interests (to be issued in accordance with Section 9.3 hereof), and may include the acquisition of or provision for interest rate swaps, credit enhancers, and/or other transactions or items in respect of such borrowing; provided, however, that in no event may the Partnership make any borrowing that is recourse to any Partner or to any other Person without the consent of the affected Partner or other Person or Persons to whom such recourse may be had.

          (b) To the extent the Partnership does not borrow (or obtain through the issuance of Partnership Interests) all of the Required Funds (and whether or not the Partnership is able to borrow (or so obtain) all or part of the Required Funds):

               (i) to the extent the General Partner, Weeks LP Holdings or Weeks borrows all or any portion of the Required Funds by entering into a Funding Loan, prior to the time the Partnership requires the Required Funds, (A) Weeks (to the extent it is the borrower) shall lend to either the General Partner or Weeks LP Holdings or both (as determined by the General Partner in its sole discretion), and such party or parties shall lend to the Partnership, and (B) the General Partner and Weeks LP Holdings (to the extent either or both are the borrowers) shall lend to the Partnership (all of such loans to the Partnership being referred to as "General Partner Loans"), the Funding Loan Proceeds on the same terms and conditions, to the extent permitted by applicable law, including interest rate, repayment schedule and costs and expenses, as shall be applicable with respect to or incurred in connection with the Funding Loan; or

               (ii) to the extent neither Weeks, Weeks LP Holdings nor the General Partner borrows all of the Required Funds by entering into a Funding Loan,

          Weeks shall contribute to the capital of the General Partner and/or Weeks LP Holdings (as determined by the General Partner in its sole discretion), and the General Partner and/or Weeks LP Holdings shall contribute to the Partnership as an additional Capital Contribution the amount of the Required Funds not loaned to the Partnership as General Partner Loans ("Contributed Funds").

          (c) In the event the General Partner and/or Weeks LP Holdings contributes Required Funds to the Partnership as Contributed Funds pursuant to subparagraph (b)(ii) above, the provisions of Section 9.3 hereof relating to the issuance of additional Partnership Interests to the General Partner and/or Weeks LP Holdings ( as applicable) shall apply, including, without limitation, the provisions of such Section that permit the General Partner to adjust the Percentage Interests of the Partners as necessary to reflect the terms of the issuance of additional Partnership Interests.

          (d) In the event the General Partner and/or Weeks LP Holdings makes a General Partner Loan from the proceeds of a Funding Loan or the sale of a security convertible into Partnership Interests, and the lender of such Funding Loan or holder of such security elects to convert all or a portion of such loan or securities into Partnership Interests, then the Partnership shall grant to the General Partner and/or Weeks LP Holdings (as applicable) (and the General Partner and/or Weeks LP Holdings (as applicable) shall transfer to Weeks, if Weeks entered into the applicable Funding Loan), and the General Partner, Weeks or Weeks LP Holdings (as applicable) shall in turn transfer to such lender or holder, the Partnership Interests that such lender or holder is entitled to receive pursuant to the terms of such loan or security, the portion of such General Partner Loan so converted shall thereby be deemed paid, and the provisions of Section 9.3 hereof relating to the issuance of additional Partnership Interests to the General Partner or to Weeks LP Holdings shall apply, including, without limitation, the provisions of such Section that permit the General Partner to adjust the Percentage Interests of the Partners as necessary to reflect the terms of the issuance of additional Partnership Interests.

          4.4  WEEKS EQUITY COMPENSATION PROGRAMS.  If at any time or from time
               ----------------------------------
to time stock options or other equity purchase or issuance rights granted in connection with any of Weeks' employee compensation programs are exercised in accordance with the terms of the applicable agreement:

          (a) Weeks shall, as soon as practicable after such exercise, contribute to the capital of the General Partner and/or Weeks LP Holdings (as determined by the General Partner in its sole discretion), and the General Partner and/or Weeks LP Holdings (as applicable) shall contribute to the capital of the Partnership, an amount equal to the exercise price paid to Weeks by such exercising party in connection with the exercise of the option or other right; and

          (b) The provisions of Section 9.3 hereof relating to the issuance of additional Partnership Interests to the General Partner or to Weeks LP Holdings shall apply, including, without limitation, the provisions of such Section that permit the General Partner to adjust the Percentage Interests of the Partners as necessary to reflect the terms of the issuance of additional Partnership Interests.

If Weeks concludes in good faith that such issuance is in the interests of Weeks, the General Partner and the Partnership, Weeks may issue New Securities for less than fair market value (for example, and not by way of limitation, the issuance of Common Stock pursuant to an employee stock purchase plan providing for employee purchases of Common Stock at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of Common Stock, either at the time of issuance or at the time of exercise), and the provisions hereof relating to the issuance of New Securities by Weeks shall apply.

          4.5  NO INTEREST; NO RETURN.  No Partner shall be entitled to interest
               ----------------------
on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership. Each Partner hereby waives any right of partition of the Properties.


                                   ARTICLE V
                                  ----------
                      CONDITIONS/CONCURRENT TRANSACTIONS
                      ----------------------------------

          5.1  GENERAL PARTNER CONDITIONS.  The conditions set forth in Section
               --------------------------
5.1 of the Prior Agreement were fulfilled or waived.

          5.2  LIMITED PARTNER CONDITIONS.  The conditions set forth in Section
               --------------------------
5.2 of the Prior Agreement were fulfilled or waived.

          5.3  CONCURRENT TRANSACTIONS.  The events, transactions, and/or
               -----------------------
documents referred to in Section 5.3 of the Prior Agreement occurred, were consummated, or were executed and delivered, as applicable, on the date of the Prior Agreement.


                                  ARTICLE VI
                                  -----------
               ALLOCATIONS AND OTHER TAX AND ACCOUNTING MATTERS
               ------------------------------------------------

          6.1  ALLOCATIONS.  Net Income, Net Loss and/or other Tax Items shall
               -----------
be allocated pursuant to the provisions of Exhibit F hereto.
                                           ---------

          6.2  DISTRIBUTIONS.  The General Partner shall cause the Partnership
               -------------
to distribute all or a portion of Net Operating Cash Flow to the Partners from time to time as determined by the General Partner, but in any event not less frequently than quarterly, in such amounts as the

General Partner shall determine in its sole and absolute discretion; provided, however, that all such distributions shall be made pro rata in accordance with
                                                   --- ----
the then outstanding Percentage Interests of the Partners who are Partners as of the Partnership Record Date for the quarter or other fiscal period with respect to which such distribution is made. Notwithstanding the foregoing, the General Partner shall cause the Partnership to distribute sufficient amounts to enable the General Partner and Weeks LP Holdings to distribute to Weeks sufficient amounts to enable Weeks to pay shareholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and (b) avoid any federal income or excise tax liability of Weeks, provided, however, that the General Partner may in its sole discretion from time to time elect not to cause the Partnership to distribute sufficient amounts to enable Weeks to pay shareholder dividends that will avoid any federal income or excise tax liability of Weeks so long as to do so would not be disadvantageous to the Limited Partners. Except as set forth in the immediately preceding sentence, nothing contained herein shall require the General Partner to cause the Partnership to distribute any particular portion of Net Operating Cash Flow. The Partners acknowledge that the Partnership expects in the future to undertake the construction and development of Properties, to acquire additional Properties and interests in Investment Entities through purchase for cash, debt and equity securities, issuance of indebtedness, merger or other means, to make other investments utilizing, inter alia, the Receipts of the
                                            ----- ----
Partnership, and to establish reserves for the purpose of making such future expenditures, thereby reducing the amounts of Net Operating Cash Flow that otherwise would be available for distribution to the Partners.

          6.3  BOOKS AND RECORDS.  At all times during the continuance of the
               -----------------
Partnership, the General Partner shall maintain or cause to be maintained books of account in accordance with GAAP wherein shall be entered particulars of all monies, goods or effects belonging to or owing to or by the Partnership, or paid, received, sold or purchased in the course of the Partnership's business, and all of such other transactions, matters and things relating to the business of the Partnership as are required by GAAP, subject to the provisions of any financing agreement or arrangements to which the Partnership is a party. The Partnership shall keep all records required to be kept pursuant to the Act. Each Partner shall have access to the Partnership's books and records to the extent required by the Act.

          6.4  REPORTS.  As soon as practicable after the close of each fiscal
               -------
year of the Partnership, the General Partner shall cause to be mailed to each Limited Partner as of the close of such year, an annual report containing financial statements of the Partnership, or of Weeks if the Partnership's financial statements are prepared on a consolidated basis with Weeks, for such year, presented in accordance with GAAP (subject to such exceptions as are agreed to by the General Partner and the Accountants auditing such financial statements), such statements to be audited by Accountants. The Partnership shall also cause to be prepared such reports and/or information as are necessary for Weeks to determine its qualification as a REIT and its compliance with the REIT Requirements.

          6.5  TAX ELECTIONS AND RETURNS.  All elections required or permitted
               -------------------------
to be made by the Partnership under any applicable tax law may be made by the General Partner in its sole discretion; provided, however, the General Partner shall, if requested by a transferee, file an election on behalf of the Partnership pursuant to Section 754 of the Code to adjust the basis of the Partnership property in the case of a Transfer of a Partnership Interest, including Transfers made in connection with the exercise of Rights, made in accordance with the provisions of this Agreement. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60)-month period as provided in Section 709 of the Code. The General Partner shall cause all state and federal tax returns of the Partnership to be prepared and filed on a timely basis. The General Partner shall use all reasonable efforts to furnish, within ninety (90) days after the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

          6.6  TAX MATTERS PARTNER.
               -------------------

          (a) The General Partner is hereby designated as the tax matters partner for the Partnership within the meaning of Section 6231(a)(7) of the Code. In exercising its authority as tax matters partner, the General Partner shall be limited by the provisions of this Agreement affecting tax aspects of the Partnership.

          (b)       The tax matters partner is authorized, but not required:

                         (i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to in this paragraph (b) as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner
                    (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as addressed in Section 6223(b)(2) of the Code);

                    (ii) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                    (iii) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                    (iv) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                    (v) to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

                    (vi) to take any other action on behalf of the Partners in connection with any tax audit or judicial review proceeding to the extent permitted by law.

          (c) The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.10 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder.

          6.7  WITHHOLDING.  Each Limited Partner hereby authorizes the
               -----------
Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code or applicable state law. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership that would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such

Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 6.7. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 6.7 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner. Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full; and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (a) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal (or, if such publication
                               -----------------------
is discontinued, as determined by the General Partner), plus four (4) percentage points or (b) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days
                                                     -----
after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

          6.8  AMOUNTS WITHHELD.  All amounts withheld pursuant to the Code or
               ----------------
any provisions of any state or local tax law and Section 6.7 hereof with respect to any allocation, payment or distribution to any Partner shall be treated as amounts distributed to such Partner pursuant to Section 6.2 for all purposes under this Agreement.


                                  ARTICLE VII
                                 ------------
            RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER
            ------------------------------------------------------

          7.1  EXPENDITURES BY PARTNERSHIP.  The General Partner is hereby
               ---------------------------
authorized to pay or to cause the Partnership to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. The Partnership shall assume, and pay when due, all Administrative Expenses and all REIT Expenses.

          7.2  POWERS AND DUTIES OF GENERAL PARTNER.  The General Partner shall
               ------------------------------------
be responsible for the management of the Partnership's business and affairs.
The General Partner may not be removed by the Limited Partners with or without cause. Except as otherwise herein expressly provided, and subject to the limitations contained in Section 7.3 hereof with respect to Major Decisions, the General Partner shall have, and is hereby granted, full and complete power, authority and discretion to take such actions for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized. The General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, duly authorized officers, and duly appointed attorneys and attorneys-in-fact. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent, officer, attorney, or attorney-in-fact appointed by the General Partner in good faith. Except as otherwise expressly provided herein, and subject to Section 7.3 hereof, the General Partner shall have the right, power and authority to cause the Partnership:

          (a) To manage, control, invest, reinvest, acquire by purchase, lease or otherwise, sell, contract to purchase or sell, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, Transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all Properties in furtherance of the business or purposes of the Partnership;

          (b) To acquire, directly or indirectly, interests in real estate of any kind and of any type, and any and all kinds of interests therein, and to determine the manner in which title thereto is to be held; to manage, insure against loss, protect and subdivide any of the real estate, interests therein or parts thereof; to improve, develop or redevelop any such real estate; to participate in the ownership and development of any Property; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase or lease, to sell on any terms; to convey, mortgage, pledge or otherwise encumber any Property, or any part thereof; to lease any Property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange any Property, or any part thereof, for other Property or to grant easements or charges of any kind; to relay, convey or assign any right, title or interest in or about or easement appurtenant to any Property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on any real property in which the Partnership owns an interest; to insure any Person having an interest in or responsibility for the care, management or repair of any Property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in any land trust in which the Partnership owns a beneficial interest;

          (c) To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including but not limited to, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers and others;

          (d) To enter into, make, amend, perform and carry out or cancel and rescind, contracts and other obligations, including without limitation, guarantees and indemnity agreements for any purpose pertaining to the business of the Partnership or any Investment Entity; and to loan money to, borrow money from and engage in transactions with Affiliates of the Partnership or any other Person;

          (e) To borrow money, procure loans and advances from any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; and to repay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability;

          (f) To pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, or for sale or other disposition any and all Property, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions that the General Partner may deem necessary, proper or advisable to affect or accomplish any of the foregoing or to carry out the business and purposes of the Partnership;

          (g) To acquire and enter into any contract of insurance that the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;

          (h) To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of any of the foregoing; to make deposits into and withdrawals from the Partnership's bank accounts and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

          (i) To demand, sue for, receive, and otherwise take steps to collect or recover all debt, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or that are or may become due the Partnership from any Person; to commence, prosecute, enforce, defend, answer, oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters that may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

          (j) To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

          (k) To take all reasonable measures necessary to insure compliance by the Partnership with applicable agreements, and other contractual obligations and arrangements, entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to be submitted to lenders;

          (l)       To maintain the Partnership's books and records;

          (m) To prepare and deliver, or cause to be prepared and delivered, all financial and other reports with respect to the operations of the Partnership and all federal and state tax returns and reports;

          (n) To act in any state or nation in which the Partnership may lawfully act, for itself or as principal, agent or representative for any person with respect to any business of the Partnership;

          (o) To become a shareholder, partner, member, or other equity owner in, and perform the obligations and exercise the rights and powers of a shareholder, partner, member, or other equity owner of, any Entity;

          (p) To apply for, register, obtain, purchase or otherwise acquire trademarks, trade names, labels and designs relating to or useful in connection with any business of the Partnership, and to use, exercise, develop and license the use of the same;

          (q) To pay or reimburse any and all fees, costs and expenses incurred in the formation and organization of the Partnership;

          (r) To do all acts that are necessary, customary or appropriate for the protection and preservation of the Partnership's assets, including the establishment of reserves;

          (s)       To reinvest Net Operating Cash Flow in Properties;

          (t) To establish and maintain any and all reserves, working capital accounts and other cash or similar balances in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate from time to time;

          (u)       To lend or contribute funds and/or property to Investment
     Entities;

          (v) To adopt employee benefit plans, option plans and similar plans funded by the Partnership for the benefit of employees of the Weeks, the General Partner, the Partnership, any Investment Entity, or any Affiliate of any of them;

          (w)       To merge with any other Entity; and

          (x) In general, to exercise all of the general rights, privileges and powers permitted to be had and exercised by the provisions of the Act.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, neither the General Partner nor Weeks shall have any obligations hereunder except to the extent that Partnership funds are reasonably available to the General Partner for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, or Weeks to expend its individual funds for payment to third parties on behalf of the Partnership or to undertake any individual liability or obligation on behalf of the Partnership.

          7.3  MAJOR DECISIONS.  The General Partner shall not, without the
               ---------------
prior Consent of the Limited Partners, on behalf of the Partnership, undertake any of the following actions (the "Major Decisions"):

          (a) Take title to any personal or real property, other than in the name of the Partnership or of an Investment Entity, or pursuant to
     Section 7.8 hereof.

          (b) Dissolve the Partnership, except that an action shall not constitute a Major Decision because it may lead to the dissolution of the Partnership if it is otherwise permitted to be taken hereunder without the Consent of the Limited Partners.

          (c) Cause the Partnership to merge into another Entity if the Partnership is not the surviving Entity.

          (d) Sell or otherwise dispose of all or substantially all of the assets of the Partnership to Weeks, the General Partner or an Affiliate of either.

In soliciting the Consent of the Limited Partners to a Major Decision, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure of a Limited Partner to respond in such time period shall constitute the consent of such Limited Partner to the proposed Major Decision.

          7.4  ACTIONS WITH RESPECT TO CERTAIN DOCUMENTS.  Whenever the consent,
               -----------------------------------------
agreement, authorization or approval of the Partnership is required under any agreement to which any Limited Partner and/or any of its Affiliates are parties in interest other than in their capacities as Limited Partners of the Partnership, no approval of any Limited Partner shall be required.

          7.5  GENERAL PARTNER ACTIVITIES; WEEKS ACTIVITIES.
               --------------------------------------------

          (a) The General Partner agrees that all business activities of the General Partner, including activities pertaining to the acquisition, development and ownership of Properties, shall be conducted through the Partnership. The General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner and the management of the business of the Partnership, and such activities as are incidental thereto. The General Partner shall not own any assets other than Partnership Interests as a General Partner, and other than such bank accounts or similar instruments or accounts as it deems necessary to carry out its responsibilities contemplated under this Agreement. Notwithstanding this Section 7.5(a), the General Partner may, to the extent the General Partner determines such action or actions to be necessary in furtherance of the business and purposes of the Partnership and for the benefit of the Partnership as a whole, conduct business activities otherwise than through the Partnership, conduct businesses not connected with the ownership, acquisition and disposition of Partnership Interests and the management of the business of the Partnership, and own assets other than Partnership Interests.

          (b) Weeks agrees that all business activities of Weeks, including activities pertaining to the acquisition, development and ownership of Properties, shall be conducted through the Partnership. Weeks shall not directly or indirectly enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Entities that own Partnership Interests and the management of the business of the Partnership through the General Partner, and such activities as are incidental thereto. Weeks shall not own any assets other than interests in Entities that hold Partnership Interests, and other than such bank accounts or similar instruments or accounts as it deems necessary to carry out its responsibilities, and to cause the General Partner to carry out its responsibilities, contemplated under this agreement or the Articles of Incorporation. Notwithstanding this Section 7.5(b), Weeks may, to the extent Weeks determines such action or actions to be necessary in furtherance of the business and purposes of the Partnership and for the benefit of the Partnership as a whole, conduct business activities otherwise than through the Partnership, conduct businesses not connected with the ownership, acquisition and disposition of Entities that hold Partnership Interests or the management of the business of the Partnership through the General Partner, and own assets other than interests in Entities that hold Partnership Interests.

          7.6   PROSCRIPTIONS.  The General Partner shall not have the authority
                -------------
to:

          (a)    Do any act in contravention of this Agreement;

          (b) Possess any Partnership property or assign rights in specific Partnership property for other than Partnership purposes; or

          (c)    Do any act in contravention of applicable law.

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

          7.7  ADDITIONAL PARTNERS.  Additional partners may be admitted to the
               -------------------
Partnership only as provided in Section 9.3 hereof.

          7.8  TITLE HOLDER.  To the extent allowable under applicable law,
               ------------
title to all or any part of any Property may be held in the name of the Partnership or in the name of any other

Person, the beneficial interest in which shall at all times be vested in the Partnership. Any such title holder shall perform any and all of its respective functions to the extent and upon such terms and conditions as may be determined from time to time by the General Partner, consistent with the business purposes of the Partnership.

          7.9  COMPENSATION OF THE GENERAL PARTNER.  The General Partner shall
               -----------------------------------
not be entitled to any compensation for services rendered to the Partnership solely in its capacity as General Partner, except that the foregoing shall not limit the provisions hereof with respect to reimbursement of Administrative Expenses and REIT Expenses.

          7.10  EXCULPATION AND INDEMNIFICATION.
                -------------------------------

          (a) Neither the General Partner nor any Person (including, without limitation, Weeks) acting on its behalf or on behalf of the Partnership, pursuant hereto, shall be liable, responsible or accountable in damages or otherwise to the Partnership or to any Partner for any acts or omissions performed or omitted to be performed by them within the scope of the authority conferred upon the General Partner by this Agreement and the Act, provided that the General Partner's or such other Person's conduct or omission to act was taken in good faith. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by the General Partner. Neither the General Partner, nor the Partnership nor Weeks shall have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and Weeks' shareholders collectively, that the General Partner is under no obligation to consider the separate interest of the Limited Partners (including, without limitation, the tax consequences to Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisors selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

          (b) The Partnership shall, and hereby does, indemnify and hold harmless each Indemnitee from and against any loss, damage, claim, liability, expense, judgment, fine, and settlement (including, but not limited to, reasonable attorneys' fees and expenses) incurred by reason of any act performed in good faith or in enforcing the provisions of this indemnity; provided, however, that the Partnership shall not indemnify any such Person for any intentional misconduct or knowing violation of law or for any transaction for which such Person received a personal benefit in violation or breach of any provision of this Agreement.

          (c) Without limitation, the foregoing indemnity shall extend to any liability of any Person who is an Indemnitee by reason of clause (i)(C) or clause (ii) of the definition herein of Indemnitee, pursuant to a loan guaranty, capital contribution obligation or otherwise, for any indebtedness of the Partnership or any Investment Entity (including, without limitation, any indebtedness that the Partnership or any Investment Entity has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section
     7.10 in favor of any such Indemnitee having or potentially having liability for any such indebtedness. Notwithstanding any provision hereof to the contrary, the foregoing indemnity shall not extend to any liability under a loan guaranty specifically excepted from the provisions hereof by Exhibit G
                                                                       ---------
     hereto.

          (d) It is the intention of this Section 7.10 that the Partnership indemnify each Indemnitee to the fullest extent permitted under the Act.

          (e) The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.10. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.10 with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.10 shall be made only out of the assets of the Partnership, and neither Weeks, the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.10.

          (f) Any Person entitled to indemnification under this Agreement shall be entitled to receive, upon application therefor, advances to cover the costs of defending any proceeding against such Person; provided, however, that such advances shall be repaid to the Partnership, without interest, if such Person is found by a court of competent jurisdiction upon entry of a final judgment not to be entitled to such indemnification. No bond or other security shall be required in order to obtain such advancement of expenses, and such advancement shall be made without regard to the credit worthiness of the applicable Indemnitee.

          (g) The indemnification provided by this Section 7.10 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote or consent of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified. All rights of the Indemnitees hereunder shall survive the dissolution of the Partnership; provided, however, that a claim for indemnification under this Agreement must be made by or on behalf of the Person seeking indemnification prior to the time the Partnership is liquidated hereunder.

          (h) The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement or the Act.

          (i) Any liabilities that an Indemnitee incurs as a result of acting on behalf of Weeks, the Partnership or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the Internal Revenue Service, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.10, unless such liabilities arise as a result of (i) such Indemnitee's intentional misconduct or knowing violation of the law, or (ii) any transaction in which such Indemnitee received a personal benefit in violation or breach of any provision of this Agreement or applicable law.

          (j) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.10 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

          (k) The provisions of this Section 7.10 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.10 or any provision hereof shall be prospective only and shall not in any way affect the Partnership's liability to any Indemnitee under this Section 7.10 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

          (l) To the extent, but only to the extent, that this Section 7.10 is subject to the limitations on indemnification set forth in Official Code of Georgia Annotated (S) 13-8-2(b), and indemnification of an Indemnitee pursuant to this Section 7.10 would under the circumstances violate the provisions of such statute (taking into account, among other things, the availability of insurance coverage and the intention of the Partnership to allocate to the Partnership rather than the Indemnitees the risks of insurable claims), this Section 7.10 shall not be construed as purporting to indemnify such Indemnitee against or to hold such Indemnitee harmless from liability for damages arising solely out of bodily injury to persons or damage to property resulting from the sole negligence of such Indemnitee.

          7.11  OPERATION IN ACCORDANCE WITH REIT REQUIREMENTS.  The Partners
                ----------------------------------------------
acknowledge and agree that the General Partner has the power and authority to operate the Partnership in a manner that will enable Weeks to (a) satisfy the REIT Requirements and (b) avoid the imposition of any federal income or excise tax liability. The Partnership shall avoid taking any action, or permitting any Investment Entity to take any action, (a) that would result in Weeks ceasing to satisfy the REIT Requirements or (b) that would result in the imposition of any federal income or excise tax liability on Weeks; provided, however, that the General Partner may in its sole and absolute discretion from time to time cause the Partnership to take any action or cause the Partnership to permit any Investment Entity to take any action in violation of clause (b) above so long as such action would not be disadvantageous to the Limited Partners. The determination as to whether the Partnership has operated in the manner prescribed in this Section 7.11 shall be made without regard to any action or inaction of the General Partner with respect to distributions and the timing thereof.

          7.12  CONFLICTS OF INTEREST.  In connection with any action proposed
                ---------------------
to be taken by the General Partner hereunder, the General Partner shall comply with such conflict of interest policies and procedures as the General Partner and Weeks maintain in effect from time to time. Without limiting the generality of the foregoing, if any individual who is an employee or director of the General Partner or Weeks has a conflict of interest with respect to any action proposed to be taken by the General Partner hereunder, then, to the extent required by the General Partner's or Weeks' conflict of interest policies and procedures as in effect from time to time, the decision whether to take such action shall be made by action of a majority of the directors of Weeks who neither are employees of Weeks nor have a conflict of interest with respect to the action.

          7.13  WEEKS.  After giving effect to the transfers referred to in
                -----
Section 4.1(a) hereof, Weeks is not a Partner. By its execution and delivery hereof, Weeks becomes bound by and agrees to perform and comply with all provisions hereof imposing obligations or limitations on Weeks, and guarantees to the Limited Partners (and not to any Person that is not a party to this Agreement) the due and punctual performance by the General Partner of all of the General Partner's obligations hereunder.


                                  ARTICLE VIII
                                 -------------
                    DISSOLUTION, LIQUIDATION AND WINDING-UP
                    ---------------------------------------

          8.1  ACCOUNTING.  In the event of the dissolution, liquidation and
               ----------
winding-up of the Partnership, a proper accounting shall be made of the Capital Account of each Partner and of the Net Profits or Net Losses of the Partnership from the date of the last previous accounting, if any, to the date of dissolution. Financial statements presenting such accounting shall include a report of Accountants.

          8.2  DISTRIBUTION ON DISSOLUTION.  In the event of the dissolution of
               ---------------------------
the Partnership, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

          (a) Payment of creditors of the Partnership (other than Partners) in the order of priority as provided by law;

          (b) Establishment of reserves as provided by the General Partner to provide for contingent liabilities, if any;

          (c) Payment of debts of the Partnership to Partners, if any, in the order of priority provided by law; and

          (d) To the Partners in accordance with the positive balances in their Capital Accounts after giving effect to all contributions, distributions and allocations for all periods, including the period in which such distribution occurs.

Whenever the General Partner determines in its sole and absolute discretion that any reserves established pursuant to paragraph (b) above are in excess of the requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the above provisions. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions this Agreement shall remain in effect during the period of liquidation.

          8.3  SALE OF PARTNERSHIP ASSETS.  Subject to Section 8.4 hereof, in
               --------------------------
the event of the liquidation of the Partnership, the General Partner may sell all the Properties. The liquidation of the Partnership shall not be deemed finally completed until the Partnership shall have received cash payments in full with respect to obligations such as notes, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all obligations of the Partnership have been satisfied or assumed by the General Partner or Weeks. The General Partner shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until such obligations are paid in full or otherwise satisfied.

          8.4  DISTRIBUTIONS IN KIND.  In the event that it becomes necessary or
               ---------------------
desirable, in the sole and absolute discretion of the General Partner, to make a distribution of Partnership property in kind, the General Partner may Transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in the distributees undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of Section 8.2 hereof.

          8.5  DOCUMENTATION OF LIQUIDATION.  Upon the completion of the
               ----------------------------
dissolution and liquidation of the Partnership, the Partnership shall terminate and the General Partner shall have the authority to execute and record any and all documents or instruments required or deemed advisable to effect the dissolution, liquidation and termination of the Partnership.

          8.6  LIABILITY OF THE LIQUIDATING TRUSTEE.  Any Liquidating Trustee
               ------------------------------------
selected by the General Partner shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever arising out of or incidental to the Liquidating Trustee's taking of any action authorized under or within the scope of this Agreement; provided, however, that no Liquidating Trustee shall be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arose out of intentional misconduct, a knowing violation of law, or any transaction from which the Liquidating Trustee received a personal benefit in violation or breach of any provision of this Agreement.

           8.7  NEGATIVE CAPITAL ACCOUNTS.
                -------------------------

           (a) Except as provided in this Section 8.7, no Partner, General or Limited, shall be liable to the Partnership or to any other Partner for any negative balance outstanding in such Partner's Capital Account, whether such negative Capital Account results from the allocation of Net Losses or other items of deduction and loss to such Partner or from distributions to such Partner.

           (b) Subject to Section 8.7(c), if a Principal or a Principal-Controlled Partnership, on the date of the "liquidation" of his respective interest in the Partnership (within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g)), has a negative balance in his Capital Account, then
                       -
     such Partner shall contribute in cash to the capital of the Partnership the amount required to increase his Capital Account as of such date to zero. Any such contribution required of a Partner hereunder shall be made on or before the later of (i) the end of the Partnership fiscal year in which the interest of such Partner is liquidated or (ii) the ninetieth (90th) day following the date of such liquidation.

     Notwithstanding any provision hereof to the contrary, all amounts so contributed by a Partner to the capital of the Partnership shall, upon the liquidation of the Partnership under this Article VIII, be first paid to any then creditors of the Partnership, including Partners that are Partnership creditors (in the order provided in Section 8.2 hereof), and any remaining amount shall be distributed to the other Partners then having positive balances in their respective Capital Accounts in proportion to such positive balances.

          (c) After the death of a Principal, the executor of the estate of such Principal may elect to reduce (or eliminate) the deficit Capital Account restoration obligation of such Principal pursuant to Section 8.7(b). Such election may be made by such executor by delivering to the General Partner within two hundred seventy (270) days of the death of such Principal a written notice setting forth the maximum deficit balance in his Capital Account that such executor agrees to restore under Section 8.7(b), if any. If such executor does not make a timely election pursuant to this
     Section 8.7(c) (whether or not the balance in his Capital Account is negative at such time), then such Principal's estate (and the beneficiaries thereof who receive distribution of Partnership Interests therefrom) shall be deemed to have a deficit Capital Account restoration obligation as set forth pursuant to the terms of Section 8.7(b). Any Principal-Controlled Partnership may likewise elect, after the death of its respective Principal, to reduce (or eliminate) its deficit Capital Account restoration obligation pursuant to Section 8.7(b) by delivering a similar written notice to the General Partner within the time period specified herein. Any Principal-Controlled Partnership that does not make any such timely election shall similarly be deemed to have a deficit Capital Account restoration obligation as set forth pursuant to the terms of Section 8.7(b).


                                   ARTICLE IX
                                  -----------
                       TRANSFER OF PARTNERSHIP INTERESTS
                       ---------------------------------

          9.1  GENERAL PARTNER TRANSFER.  The General Partner shall not withdraw
               ------------------------
from the Partnership and shall not Transfer all or any portion of its interest in the Partnership without the Consent of the Limited Partners. No merger, consolidation or other combination by the General Partner with or into another Person, and no recapitalization, reclassification or change of any securities of the General Partner, shall constitute a Transfer for purposes of this Article
IX. Upon any Transfer in accordance with the provisions of this Section 9.1, the transferee General Partner shall become a general partner of the Partnership under the Act and shall become vested with the powers and rights of the transferor General Partner with respect to the transferred Partnership Interest, and shall be liable for all obligations and responsible for all duties of the General Partner with respect to the transferred Partnership Interest, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor General Partner under this Agreement with respect to such Transferred Partnership Interest and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation or other Entity by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Limited Partners, in their reasonable discretion.

          9.2  TRANSFERS BY LIMITED PARTNERS.  In addition to any other
               -----------------------------
restrictions on Transfer herein contained (including specifically the restrictions on Transfer set forth in Section 12.7 hereof), no Limited Partner may, during the Restricted Period applicable to such Limited Partner, Transfer all or any portion of its Partnership Interest to any transferee without the consent of the Independent Directors, which consent may be withheld in the Independent Directors' sole and absolute discretion; provided, however, that each Limited Partner may at any time (upon notice to the General Partner and upon providing to the General Partner an opinion of counsel, which opinion and counsel must be reasonably acceptable to the General Partner, to the effect that such Transfer may be effected without violation of any federal or state securities law) Transfer all of the economic attributes of all or a portion of its Partnership Interest to an Affiliate of such Limited Partner, subject to the provisions of this Section 9.2 and Section 9.4 hereof, so long as such Affiliate continues to remain an Affiliate of such Limited Partner until the end of the Restricted Period applicable to such Limited Partner; and provided further, that each Limited Partner (other than Managers with respect to the Collateral) may at any time, upon notice to, but without the consent of, the General Partner, pledge all or any portion of its Partnership Interest to any third party lender that accepts the pledge subject to the restrictions on transfer in this Agreement. After the end of the Restricted Period applicable to a Limited Partner, such Limited Partner may, upon notice to, but without the consent of, the General Partner or the Independent Directors, transfer all of the economic attributes of all or a portion of its Partnership Interest to any Person, subject to the provisions of this Section 9.2 and Section 9.4 hereof. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such Transferred Partnership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its sole discretion. Any permitted transferee of the economic attributes of all or a portion of a Limited Partner's Partnership Interest shall be subject to the provisions hereof with respect to any further transfer of such Partnership Interest, shall have (to the extent Transferred) the right to exercise the Rights held by the Transferring Limited Partner, and shall be deemed to be a Limited Partner for purposes of the allocation, distribution and Capital Account provisions hereof (to the extent they relate to the Transferred economic attributes), but not otherwise, unless and until such transferee is admitted as a substitute limited partner. No transferee shall be admitted as a substituted Limited Partner unless the transferor so directs and the General Partner consents, which consent may be withheld in the General Partner's sole and absolute discretion. Notwithstanding any of the foregoing, any transferee of any Transferred

Partnership Interest shall be subject to any and all ownership limitations contained in the Articles of Incorporation applicable to Persons other than the Limited Partners and/or their Affiliates that may limit or restrict such transferee's ability to exercise the Rights.

          9.3  ISSUANCE OF ADDITIONAL PARTNERSHIP INTERESTS.  At any time after
               --------------------------------------------
the date of the Completion of the Offering, without the consent of any Limited Partner, the General Partner may, upon its determination that the issuance of additional Partnership Interests is in the best interests of the Partnership, cause the Partnership to issue additional Partnership Interests to any Person (and to admit such Person as a Limited Partner if such Person is not already a Limited Partner) in exchange for such Capital Contribution as is determined by the General Partner to be appropriate in its sole discretion. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue additional Partnership Interests for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the interest of Weeks, the General Partner and the Partnership (for example, and not by way of limitation, the issuance of Partnership Interests pursuant to an employee purchase plan providing for employee purchases of Partnership Interests at a discount from fair market value or employee options that have an exercise price that is less than the fair market value of the Partnership Interests, either at the time of issuance or at the time of exercise). Additional Partnership Interests issued pursuant to this Section 9.3 may, without limitation, be issued in one or more classes, in one or more series of any class, and with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers, and duties senior to those set forth in the Prior Agreement for Partnership Interests at the Completion of the Offering, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any of the Limited Partners, subject to Georgia law, including, without limitation, (i) the allocation of Tax Items to such additional Partnership Interests; (ii) the right of such additional Partnership Interests to share in Partnership distributions; and (iii) the rights of each such additional Partnership Interest upon dissolution and liquidation of the Partnership; provided, however, that no such additional Partnership Interests shall be issued to the General Partner or to Weeks LP Holdings unless either:

          (a) (1) the additional Partnership Interests are issued in connection with an issuance of New Securities, which New Securities have designations, preferences and other rights, all such that the economic attributes are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner or to Weeks LP Holdings in accordance with this Section 9.3, and (2) the General Partner and Weeks LP Holdings shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised (or other consideration received) in connection with the issuance of such New Securities by Weeks, or

          (b) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

Notwithstanding anything contained herein to the contrary, a Person that receives a Partnership Interest pursuant to this Section 9.3 shall not acquire any interest in, and may not exercise or otherwise participate in, any Rights pursuant to Article XI and Exhibit B hereto, but this sentence shall not prevent
                           ---------
the issuance, in the discretion of the General Partner, of additional Partnership Interests that include conversion rights, including conversion rights similar to the Rights. The General Partner shall, and is authorized on behalf of each of the Partners, and without any further act or deed of any other Partner, to, amend this Agreement (and to execute on behalf of all Partners any document deemed necessary by the General Partner to reflect such amendment) to reflect the admission of any Person as a Limited Partner, and in any and all other respects necessary to reflect the designations, preferences, rights, Capital Contributions and other terms of any such additional Partnership Interests, including, without limitation, the adjustment of the Percentage Interests of the Partners. The General Partner shall promptly deliver a copy of such amendment to each Limited Partner.

          9.4  RESTRICTIONS ON TRANSFER.  In addition to any other restrictions
               ------------------------
on Transfer herein contained, in no event may any Transfer or assignment of a Partnership Interest by any Partner be made (i) to any Person who lacks the legal right, power or capacity to own a Partnership Interest, (ii) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a Lien against a Property or any part thereof, or other instrument, document or agreement to which the Partnership or any Property Partnership is a party or otherwise bound, (iii) in violation of applicable law, including, without limitation, any federal or state securities law, (iv) if in the judgment of the General Partner such Transfer might subject the Partnership, the General Partner or any other Person to liability under any federal or state securities laws, (v) of any component portion of a Partnership Interest, such as the Capital Account, or rights to Net Operating Cash Flow, separate and apart from all other components of the Partnership Interest (except for transfers of all economic attributes to Affiliates as permitted by Section 9.2 hereof), (vi) if such transfer would cause, or in the judgment of the General Partner such Transfer might cause, Weeks to cease to comply with the REIT Requirements, (vii) if such Transfer would cause a termination of the Partnership for federal income tax purposes, (viii) if such Transfer would, in the opinion of counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for federal income tax purposes, (ix) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title 1 of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code), (x) if such Transfer could, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101,
(xi) if such Transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704(b) of the Code, or (xii) to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a "nonrecourse liability" (within the meaning of Section 1.752-1(a)(2) of the Regulations) without the consent of the General Partner, in its sole and absolute discretion.

                                   ARTICLE X
                                   ---------
                RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS
                ----------------------------------------------

          10.1  NO PARTICIPATION IN MANAGEMENT.  Except as expressly permitted
                ------------------------------
hereunder, the Limited Partners shall not take part in the management of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership.

          10.2  BANKRUPTCY OR INCAPACITY OF A LIMITED PARTNER.  The Bankruptcy
                ---------------------------------------------
or Incapacity of any Limited Partner shall not cause a dissolution of the Partnership. The rights of a Limited Partner to share in the Net Profits or Losses of the Partnership and to receive distributions of Partnership funds shall devolve on any successors or assigns resulting from such Limited Partner's Bankruptcy or Incapacity, subject to the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership. However, in no event shall such assignee(s) become a substituted Limited Partner except in accordance with Article IX hereof.

          10.3  NO WITHDRAWAL.  No Limited Partner may withdraw from the
                -------------
Partnership without the prior written consent of the General Partner, other than as expressly provided in this Agreement.

          10.4  DUTIES AND CONFLICTS.  The General Partner recognizes that the
                --------------------
Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that, subject to the provisions of any agreements among the Partnership, Weeks, the General Partner and any Limited Partner, or between any of them, such Persons are entitled to carry on such other business interests, activities and investments, and may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other Persons with which they are affiliated or associated, and such Persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner, and neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper.

           10.5  MEETINGS OF THE PARTNERS.
                 ------------------------

          (a) Meetings of the Partners may be called by the General Partner. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting.

     Whenever any action of the Limited Partners is required under this Agreement, such action may be taken at a meeting of Partners if so called by the General Partner.

          (b) Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including executing any written consent, waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

          (c) Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in his sole discretion. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the shareholders of Weeks and may be held at the same time, and as part of, meetings of the shareholders of Weeks.


                                  ARTICLE XI
                                  ----------
                      GRANT OF RIGHTS TO LIMITED PARTNERS
                      -----------------------------------

          11.1  GRANT OF RIGHTS.  At the date of the Prior Agreement, the
                ---------------
Partnership granted to the Limited Partners and the Limited Partners accepted, the right, but not the obligation (herein such right being sometimes referred to as the "Rights"), to require the Partnership to redeem all or a portion of their Partnership Units, on the terms and subject to the conditions and restrictions contained in Exhibit B. The Rights so granted may be exercised by any one or
             ---------
more of the Limited Partners (other than Weeks LP Holdings), on the terms and subject to the conditions and restrictions contained in Exhibit B-1 hereto,
                                                        -----------
which amends and restates the terms of the Rights in certain respects as of the date hereof, upon delivery to the Partnership of a Conversion Exercise Notice in the form of attached Schedule 1, which notice shall specify the Partnership
                     ----------
Units with respect to which the Rights are being exercised. Once delivered, the Conversion Exercise Notice shall be irrevocable, subject to compliance by Weeks, the General Partner and the Partnership with the terms of the Rights.


                                  ARTICLE XII
                                  -----------
               MANAGER REPRESENTATIONS, WARRANTIES AND GUARANTEE
               -------------------------------------------------

          12.1  REPRESENTATIONS AND WARRANTIES OF THE MANAGERS.  At the date of
                ----------------------------------------------
the Prior Agreement, the Managers, jointly and severally, represented and warranted to the Partnership and Weeks as to the matters set forth in the attached Exhibit O.
         ---------

          12.2  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All representations
                ------------------------------------------
and warranties referred to in this Article XII and in the attached Exhibit O
                                                                   ---------
survived formation of the Partnership; provided, however, that no claim for a breach of any representation or warranty referred to in this Article XII or attached Exhibit O may be maintained by the Partnership or Weeks unless the
         ---------
General Partner, the Partnership or Weeks shall have delivered a written notice ("Notice of Breach") specifying the details of such claimed breach to the Managers on or before August 24, 1997.

          12.3  INDEMNIFICATION.
                ---------------

          Subject to the provisions of Section 12.4 hereof, the Managers, jointly and severally, indemnify and hold harmless Weeks, the Partnership and the General Partner against and from all liabilities, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses actually incurred) sustained or incurred by Weeks, the Partnership or the General Partner as a result of or arising out of (i) any inaccuracy in a representation or warranty set forth in Exhibit O hereto, (ii)
                                                        ---------
any liability of Weeks or the Partnership arising under the Underwriting Agreement arising from any inaccuracy in a representation or warranty made by Weeks therein.

          12.4  LIMITATIONS ON INDEMNIFICATION OBLIGATIONS.
                ------------------------------------------

          (a) Neither Weeks, the Partnership nor the General Partner shall be entitled to indemnification under Section 12.3 hereof unless a Notice of Breach has been delivered by Weeks, the Partnership or the General Partner within the time period specified in Section 12.2 hereof.

          (b) Subject to the provisions of Section 12.4(c) hereof, none of the Managers shall be liable under Section 12.3 hereof unless and until the total amount recoverable under Section 12.3 hereof exceeds, in the aggregate, $625,000; provided, however, that if the Managers' obligation under Section 12.3 hereof exceeds $625,000 in the aggregate, the Managers' obligation under Section 12.3 hereof shall be for the full amount of such obligation. Notwithstanding anything to the contrary contained herein, the maximum aggregate liability of all Managers collectively hereunder shall not exceed $12,000,000.

          (c) Section 12.4(b) shall not limit the liability of the Managers hereunder for inaccuracies in the representations and warranties set forth in paragraph 2(ad) of the attached Exhibit O (the "Prorations
                                                  ---------
     Representation"). None of the Managers shall be liable under Section 12.3 hereof for inaccuracies in the Prorations Representation unless and until the total amount recoverable under Section 12.3 hereof with respect thereto exceeds $5,000 for an Existing Property Entity or $25,000 for all Existing Property Entities; provided, however, that if the Managers' obligation under Section 12.3 hereof with respect to the Prorations Representation exceeds $5,000 for an Existing Property Entity, the Managers' obligation under Section 12.3 hereof shall be the full amount of such obligation for such Existing Property Entity; and provided further, however, that if the Managers' obligation under Section 12.3 hereof with respect to the Prorations Representation exceeds $25,000 in the aggregate for all Existing Property Entities, the Managers' obligation under Section
     12.3 hereof shall be the full amount of such obligation.

          (d) If a claim for indemnification is asserted by Weeks, the Partnership or the General Partner against a Manager, such Manager shall have the right, at his own expense, to participate in the defense of any claim, action or proceeding ("Claim") asserted against Weeks, the Partnership or the General Partner that resulted in the claim for indemnification, and if such right is exercised, the parties shall cooperate in the defense of such action or proceeding.

          (e) Indemnification of Weeks, the Partnership and the General Partner pursuant to Section 12.3 hereof and the remedies in respect thereof as set forth in Section 12.5 hereof shall be the exclusive remedy of Weeks, the Partnership and the General Partner for any breach of any representation or warranty contained herein, and the only legal action that may be asserted against a Manager under this Article XII shall be to pursue the actions under Section 12.5 hereof.

          (f) Nothing contained herein shall eliminate, limit or restrict any right or claim any Manager might have by reason of any action or omission of any general partner of any Existing Property Entity that constitutes a breach of the applicable Existing Property Entity Agreement or of any contractual standard of care set forth therein and that gives rise to an indemnification obligation of such Manager hereunder; provided, however, that no Manager may make any claim against any of the Collateral to enforce any such right or claim based on any such action or omission.

          12.5  SECURITY AND REMEDIES.  At the date of the Prior Agreement, each
                ---------------------
Manager granted to the Partnership a lien upon and continuing security interest in such portion of the Partnership Units issued to him at the execution of the Prior Agreement, the shares of Common Stock issued to him in the Offering, and the shares of Common Stock acquired by him upon exercise of Rights as were equal in value at the date of the Prior Agreement (based, in the case of shares of Common Stock, on the price per share at which shares of Common Stock were sold in the Offering and, in the case of Partnership Units, on such price and on the assumption that each Partnership Unit could be redeemed for one share of Common Stock) (with respect to each Manager, the "Collateral") to $13,628,160 (in the case of A. Ray Weeks, Jr.), $1,333,800 (in the case of Thomas D. Senkbeil), and $638,040 (in the case of Forrest W. Robinson) (the "Collateral

Limits"), which are security for the indemnification obligations of such Manager under Section 12.3 hereof. At the date hereof, the Collateral consists (in the case of A. Ray Weeks, Jr.) of 493,774 Partnership Units and no shares of Common Stock, (in the case of Thomas D. Senkbeil) of 48,327 Partnership Units and no shares of Common Stock, and (in the case of Forrest W. Robinson) of 23,118 Partnership Units and no shares of Common Stock. At each anniversary of the date of the Prior Agreement, the number of shares of Common Stock and the Partnership Units constituting each Manager's Collateral shall be increased (with additional shares of Common Stock and/or Partnership Units not subject to any Lien) or reduced as necessary so that the value (based, in the case of Partnership Units, on the Current Per Share Market Price at such time of the number of shares of Common Stock for which such Partnership Units could be redeemed if the General Partner assumed the redemption obligation and elected to pay the Redemption Price (as defined in Exhibit B) in shares of Common Stock
                                        ---------
(assuming the ownership limits in the Articles of Incorporation and in Exhibit B
                                                                       ---------
would not prohibit the issuance of any such shares of Common Stock to such Manager), and, in the case of shares of Common Stock, on the Current Per Share Market Price at such time) of each Manager's Collateral, as so adjusted, will be equal to such Manager's Collateral Limit; provided, however, that the Collateral shall never include (in the case of A. Ray Weeks, Jr.) 126,051 of the shares of Common Stock held by him at the date of the Prior Agreement and 67,866 Partnership Units, (in the case of Thomas D. Senkbeil) 26,923 of the shares of Common Stock held by him at the date of the Prior Agreement, and (in the case of Forrest W. Robinson) 13,005 of the shares of Common Stock held by him at the date of the Prior Agreement. To the maximum extent possible under the terms hereof, each Manager's Collateral shall consist of Partnership Units, rather than shares of Common Stock. The indemnification obligation of each Manager hereunder shall be payable out of, and only out of, such Manager's entire Collateral, subject to the Collateral Limits; provided, however, that the indemnification obligation of each Manager hereunder with respect to the Prorations Representation shall be paid in cash if the Partnership so elects; and provided further, however, that any Manager may satisfy all or any part of any indemnification obligation of such Manager in cash if such Manager so elects. Any Transfer by a Manager of his Collateral shall be subject to the lien and security interest granted hereby. In the event Weeks, the Partnership or the General Partner asserts, within the time period set forth in Section 12.2 hereof, that a Manager has an indemnification obligation to Weeks, the Partnership or the General Partner under this Article XII, the General Partner shall deliver written notice (the "Indemnification Notice") to such Manager describing in reasonable detail the circumstances giving rise to such obligation and the amount thereof. If, within thirty (30) days after his receipt of an Indemnification Notice, a Manager delivers written notice to the General Partner indicating that the Manager disputes the circumstances giving rise to or the amount of such claimed indemnification obligation, the General Partner may submit such matter for binding arbitration in accordance with the provisions of
Article XIV hereof by delivering a Demand Notice to such Manager pursuant to
Article XIV hereof. If, after receiving timely notice of a dispute hereunder from a Manager, the General Partner fails to so submit the matter for arbitration within twenty (20) days after receipt of such notice from the Manager, then the Manager shall be relieved of the claimed indemnification obligation described in the Indemnification Notice. In the event a Manager (i) receives an Indemnification Notice and fails to timely deliver notice to the General

Partner of his dispute as to the indemnification obligation and fails to make payment within thirty (30) days after delivery of an Indemnification Notice or
(ii) has an indemnification obligation to the Partnership or the General Partner under this Article XII as determined pursuant to Article XIV hereunder, and does not satisfy such obligation within ten (10) days after the decision rendered in the arbitration, then, in either event, the Partnership shall, to the extent permitted by law, be deemed, without the payment of any further consideration or the taking of any further action required by any Manager, to have acquired from all of the Managers (in proportion, among the Managers, to their respective Collateral Limits) such portion of the Collateral as shall be equal in value (based, in the case of Partnership Units, on the Current Per Share Market Price as computed as of the date immediately preceding such deemed acquisition, the number of shares of Common Stock that such Partnership Units could be redeemed for if the General Partner assumed the redemption obligation and elected to pay the Redemption Price (as defined in Exhibit B) in shares of Common Stock
                                    ---------
(assuming the ownership limits in the Articles of Incorporation would not prohibit the issuance of any such shares of Common Stock to such Manager), and, in the case of shares of Common Stock, on the Current Per Share Common Stock Price computed as of the date immediately preceding such deemed acquisition) to the amount recoverable from the Managers under Sections 12.3, 12.4 and 14.2(d) hereof. In the event the Partnership shall have acquired from a Manager any Collateral pursuant to this Section 12.5, the General Partner shall deliver written notice to such Manager within ten (10) days thereafter identifying the specific Collateral acquired and, if such Collateral consists of Partnership Units, the Percentage Interest of such Manager following such acquisition. Unless and until the Partnership shall have acquired from a Manager any Collateral pursuant to this Section 12.5, such Manager shall retain all rights with respect to the Collateral not expressly limited herein, including, without limitation, rights to distributions provided for herein and rights to dividends on shares of Common Stock. Each Manager hereby agrees to take any and all actions and to execute and deliver any and all documents or instruments necessary to perfect the security interest created by this Agreement, including delivering the certificates representing the Partnership Units or shares of Common Stock to the General Partner.

          12.6  NON-RECOURSE.  Notwithstanding anything contained in this
                ------------
Article XII or elsewhere in this Agreement to the contrary, the sole recourse of Weeks, the General Partner and the Partnership under this Article XII (other than Section 12.8 hereof and other than with respect to the Prorations Representation) shall be against the Collateral of each Manager, and no Manager shall have any personal liability hereunder.

          12.7  RESTRICTION ON TRANSFER.  In connection with the security
                -----------------------
interests granted by the Managers and referred to in Section 12.5 hereof, each Manager agrees that any shares of Common Stock and any portion of such Manager's Partnership Interest included in the Collateral shall not be Transferred without the consent of the Independent Directors until August 24, 1997; provided, however, that each Manager may Transfer all or any portion of such shares of Common Stock to an Affiliate of such Manager (so long as such Affiliate remains an Affiliate of such Limited Partner), subject to the prior security interest granted in this Article XII; provided further, however, that the restrictions imposed by this Section 12.7 shall be extended with respect to any Manager if there has been delivered to such Manager a Notice of Breach and the indemnification obligation with respect thereto remains unsatisfied, or there is pending a dispute with respect to such obligation, until such dispute is finally resolved or satisfied in accordance with Section 12.5. Notwithstanding the foregoing, a Manager may, with the consent of the Independent Directors in their sole and absolute discretion, be relieved of the restrictions on transferability contained in this Section 12.7 by (A) consenting to personal liability (by execution and delivery of an agreement to such effect in form and substance reasonably satisfactory to the Independent Directors) for any indemnification obligations secured by a Partnership Interest or Common Stock, or (B) pledging (by execution and delivery of a pledge agreement or amendment to this agreement in form and substance reasonably satisfactory to the Independent Directors) substitute collateral that, in the reasonable determination of the Independent Directors, is substantially equivalent in value to the Partnership Interests or Common Stock described in this Section 12.7. In the event that a Manager is relieved of the restrictions on transferability in accordance with the terms of this Section 12.7, the security interest in such Manager's Partnership Interest and Common Stock referred to in Section 12.5 shall terminate without further action, and the Partnership, at the request of such Manager, shall promptly execute and deliver any document or instrument reasonably requested by such Manager to evidence such termination. Upon exercise of the Rights with respect to any Partnership Units included in the Collateral, the Partnership, in perfection of the security interest herein granted, shall retain the certificate(s) representing the portion, if any, of the Common Stock issued upon such exercise that is included in the Collateral. If any portion of the Partnership Interest of any Manager included in the Collateral is represented by certificates, the Partnership shall retain such certificates in perfection of the security interest herein granted.

          12.8  BUILD-TO-SUIT GUARANTEE.   The obligations of the Managers under
                -----------------------
Section 12.8 of the Prior Agreement, if any, have been satisfied.

          12.9  CONTRIBUTION AMONG MANAGERS.  Without limiting the obligations
                ---------------------------
of any Manager to Weeks, the Partnership and the General Partner under this
Article XII, the Managers agree, as among themselves and only in their individual capacities, to take any and all actions as may be necessary so that the economic effect on each Manager resulting from the satisfaction of any indemnification or payment obligation arising under this Article XII does not exceed a percentage of the aggregate economic effect arising from all such indemnification and payment obligations equal to 87.36% (in the case of A. Ray Weeks, Jr.), 8.55% (in the case of Thomas D. Senkbeil), and 4.09% (in the case of Forrest W. Robinson).


                                 ARTICLE XIII
                                 ------------
                GENERAL PARTNER REPRESENTATIONS AND WARRANTIES
                ----------------------------------------------

          The General Partner represents and warrants to the Partnership and the Limited Partners as follows:

          (a)       Organization.  The General Partner is duly incorporated,
                    ------------
     validly existing and in good standing under the laws of the State of Georgia.

          (b)       Due Authorization; Binding Agreement.  The execution,
                    ------------------------------------
     delivery and performance of this Agreement by the General Partner has been duly and validly authorized by all necessary action of the General Partner. This Agreement has been duly executed and delivered by the General Partner, or an authorized representative of the General Partner, and constitutes a legal, valid and binding obligation of the General Partner, enforceable against the General Partner in accordance with the terms hereof.

          (c)       Consents and Approvals.  No consent, waiver, approval or
                    ----------------------
     authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other Person is required to be made, obtained or given by the General Partner in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations that have been obtained prior to the date hereof.


                                  ARTICLE XIV
                                  -----------
                            ARBITRATION OF DISPUTES
                            -----------------------

          14.1  ARBITRATION.  Notwithstanding anything to the contrary contained
                -----------
in this Agreement, all claims, disputes and controversies between the parties hereto (including, without limitation, any claims, disputes and controversies between the Partnership and any one or more of the Partners, any claims, disputes and controversies between any one or more Partners and any claims, disputes and controversies between Weeks and any Partner) arising out of or in connection with this Agreement or the Partnership, relating to the validity, construction, performance, breach, enforcement or termination hereof, or otherwise, shall be resolved by binding arbitration in Atlanta, Georgia, in accordance with this Article XIV, the United States Arbitration Act, 9 U.S.C.
(S)(S) 1 et seq., and, to the extent not inconsistent herewith, the Commercial
         ------
Arbitration Rules of the American Arbitration Association, as amended and effective on November 1, 1993 ("Commercial Arbitration Rules"), a copy of which is attached hereto as Exhibit P.
                      ---------

          14.2  PROCEDURES.  Any arbitration called for by this Article XIV
                ----------
shall be conducted in accordance with the following procedures:

          (a) When the combined claims, counterclaims or other disputes and controversies do not exceed the sum of $50,000, exclusive of interest and arbitration costs, the "Expedited Procedures" as provided in Rules 53 through 57 of the Commercial Arbitration Rules shall apply. If the combined claims, counterclaims or other disputes and controversies exceed the sum of $1,000,000, exclusive of interest and arbitration costs, the American Arbitration Association Supplementary Procedures for Large,

     Complex Disputes as amended herein ("Complex Arbitration Rules"), attached hereto as Exhibit Q, shall be applied by the arbitrators in accordance with
               ---------
     the Commercial Arbitration Rules.

          (b) Weeks, the Partnership or any Partner (the "Requesting Party") may demand arbitration pursuant to Section 14.1 hereof at any time by giving written notice of such demand (the "Demand Notice") to all Partners and (if the Requesting Party is not the Partnership) to the Partnership which Demand Notice shall describe in reasonable detail the nature of the claim, dispute or controversy.

          (c) Within fifteen (15) days after the giving of a Demand Notice, the Requesting Party, on the one hand, and each of the other parties and/or the Partnership against whom the claim has been made or with respect to which a dispute has arisen (collectively, the "Responding Party"), on the other hand, shall select and designate in writing to the other party one reputable, disinterested individual (a "Qualified Individual") willing to act as an arbitrator of the claim, dispute or controversy in question. Each of the Requesting Party and the Responding Party shall use their best efforts to select a present or former partner of a "Big 6" accounting firm having no affiliation with any of the parties as their respective Qualified Individual to act as the second arbitrator. Within fifteen (15) days after the foregoing selections have been made, the arbitrators so selected shall jointly select a present or former partner of a "Big 6" accounting firm having no affiliation with any of the parties as the third Qualified Individual willing to act as an arbitrator of the claim, dispute or controversy in question. In the event that the two arbitrators initially selected are unable to agree on a third arbitrator within the second fifteen (15) day period referred to above, then, on the application of either party, the American Arbitration Association shall promptly select and appoint a present or former partner of a "Big 6" accounting firm having no affiliation with any of the parties as the Qualified Individual to act as the third arbitrator. The three arbitrators selected pursuant to this subsection (b) shall constitute the arbitration panel for the arbitration in question.

          (d) The presentations of the parties hereto in the arbitration proceeding shall be commenced and completed within sixty (60) days after the selection of the arbitration panel pursuant to subsection (c) above, and the arbitration panel shall render its decision in writing within thirty (30) days after the completion of such presentations. Any decision concurred in by any two (2) of the arbitrators shall constitute the decision of the arbitration panel, and unanimity shall not be required.

          (e) The arbitration panel shall have the discretion to include in its decision a direction that all or part of the attorneys' fees and costs of any party or parties and/or the costs of such arbitration be paid by any other party or parties. On the application of a party before or after the initial decision of the arbitration panel, and proof of its attorneys' fees and costs, the arbitration panel shall order the other party to make any payments directed pursuant to the preceding sentence.

          14.3  BINDING CHARACTER.  Any decision rendered by the arbitration
                -----------------
panel pursuant to this Article XIV shall be final and binding on the parties hereto, and judgment thereon may be entered by any state or federal court of competent jurisdiction.

          14.4  EXCLUSIVITY.  Arbitration shall be the exclusive method
                -----------
available for resolution of claims, disputes and controversies described in
Section 14.1 hereof, and Weeks, the Partnership and the Partners stipulate that the provisions hereof shall be a complete defense to any suit, action, or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute. The provisions of this
Article XIV shall survive the dissolution of the Partnership.

          14.5  NO ALTERATION OF AGREEMENT.  Nothing contained herein shall be
                --------------------------
deemed to give the arbitrators any authority, power or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement, and the arbitrators shall, consistently with applicable law, apply and enforce the terms, conditions and provisions of this Agreement in any arbitration hereunder.


                                  ARTICLE XV
                                  ----------
                              GENERAL PROVISIONS
                              ------------------

          15.1  NOTICES.  All notices, offers or other communications required
                -------
or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this Section 15.1, the addresses of the parties hereto shall be as set forth on the records of the Partnership. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

          15.2  SUCCESSORS.  This Agreement and all the terms and provisions
                ----------
hereof shall be binding upon and shall inure to the benefit of all Partners, and their legal representatives, heirs, successors and permitted assigns, except as expressly herein otherwise provided.

          15.3  EFFECT AND INTERPRETATION.  This Agreement shall be governed by
                -------------------------
and construed in conformity with the laws of the State of Georgia.

          15.4  COUNTERPARTS.  This Agreement may be executed in counterparts,
                ------------
each of which shall be an original, but all of which shall constitute one and the same instrument.

          15.5  PARTNERS NOT AGENTS.  Nothing contained herein shall be
                -------------------
construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities.

          15.6  ENTIRE UNDERSTANDING, ETC.  This Agreement constitutes the
                -------------------------
entire agreement and understanding among the Partners and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter within

           15.7  AMENDMENTS.
                 ----------

          (a) Amendments to this Agreement may be proposed by the General Partner. Subject to the further provisions hereof, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote that is consistent with the General Partner's recommendation with respect to the proposal. Except as otherwise provided in this Section 15.7, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and receives the Consent of the Limited Partners.

          (b) Notwithstanding Section 15.7(a), the General Partner shall have the power, without any action by any Limited Partner, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                    (i) with the approval of the Independent Directors, to add to the obligations of the General Partner or Weeks or surrender any right or power granted to the General Partner or Weeks, or any Affiliate of the General Partner or Weeks, for the benefit of the Limited Partners;

                    (ii) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                    (iii) to set forth the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Section 9.3 hereof and to adjust any and all provisions of this Agreement (including the Percentage Interests of the existing Limited Partners) as deemed necessary or appropriate in the General Partner's sole and absolute discretion in light of such designations, rights, powers, duties and preferences;

                    (iv) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                    (v) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

                    (vi)   to change the name of the Partnership; and

                    (vii)  to maintain Weeks' status as a REIT.

     The General Partner shall provide notice to the Limited Partners when any action under this Section 15.7(b) is taken.

          (c) Notwithstanding Sections 15.7(a) and 15.7(b) hereof, this Agreement shall not be amended without the written consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner interest, (ii) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner, (iii) alter or modify the Rights in a manner adverse to such Partner, or (iv) amend this Section 15.7(c).

          15.8  SEVERABILITY.  If any provision of this Agreement, or the
                ------------
application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

          15.9  TRUST PROVISION.  This Agreement, to the extent executed by the
                ---------------
trustee of a trust, is executed by such trustee solely as trustee and not in a separate capacity. Nothing herein contained shall create any liability on, or require the performance of any covenant by, any such trustee individually, nor shall anything contained herein subject the individual personal property of any trustee to any liability.

          15.10  PRONOUNS AND HEADINGS.  As used herein, all pronouns shall
                 ---------------------
include the masculine, feminine and neuter, and all defined terms shall include the singular and plural thereof wherever the context and facts require such construction. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Any references in this Agreement to "including" shall be deemed to mean "including without limitation".

          15.11  ASSURANCES.  Each of the Partners shall hereafter execute and
                 ----------
deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.

WEEKS CORPORATION


By: ___________________________________
     Thomas D. Senkbeil
     Vice Chairman


WEEKS GP HOLDINGS, INC.


By: ____________________________________

    Name:_______________________________

    Title:______________________________



WEEKS LP HOLDINGS, INC.


By: ____________________________________

    Name:_______________________________

    Title:______________________________



A. Ray Weeks, Jr.
John P. Weeks
Marsha Weeks
Trust U/W
Patricia Weeks
Deborah Felker
Trust B
Weeks Horizon
Oakdale Land
Weeks Hillside

Tom Senkbeil
Weeks Southridge
Forrest Robinson
Harry T. Weeks
Louis C. Robinson
HV, Inc.
Buddy Duckett
John Atwell
Bob Cutlip
Klay Simpson
Helen Weeks
Mark Flowers
Weeks Management
RTF Management


By:  WEEKS CORPORATION, pursuant to the
     Consent of the Limited Partners approving
     the amendment and restatement of the
     Prior Agreement as set forth in this Agreement


     By:  _________________________________
          Thomas D. Senkbeil, Vice Chairman

                                  EXHIBIT A-1
                                  -----------

                          PARTNERS AT THE DATE HEREOF

     NAME OF PARTNER                                  NUMBER OF UNITS
     ---------------                                  ---------------
     Weeks LP Holdings, Inc.                      11,045,349
     A. Ray Weeks, Jr.                               774,685
     John P. Weeks                                   239,791
     Marsha Weeks                                    228,047
     Trust U/W                                       212,663
     Patricia Weeks                                  206,607
     Deborah Felker                                  198,339
     Trust B                                         187,492
     Weeks Horizon                                   116,012
     Oakdale Land                                    110,493
     Weeks Hillside                                   78,145
     Tom Senkbeil                                     52,817
     Weeks Southridge                                 42,993
     Forrest Robinson                                 28,877
     Harry T. Weeks                                   27,535
     Louis C. Robinson                                20,016
     HV, Inc.                                         17,074
     Buddy Duckett                                     5,627
     John Atwell                                       5,627
     Bob Cutlip                                        5,138
     Klay Simpson                                      4,110
     Helen Weeks                                       2,442
     Mark Flowers                                      1,541
     Weeks Management                                  1,142
     RTF Management                                      257

               EXHIBIT A TO FIRST AMENDMENT TO THE SECOND AMENDED
                AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                               WEEKS REALTY, L.P.



I.    MASTER DOCUMENTS
      ----------------

      A.  Letter of Intent
          ----------------

          1.  Letter of Intent
          2.  First Amendment to Letter of Intent

II.   FORMATION OF SUBSIDIARY STRUCTURE
      ---------------------------------

      A.  Formation of Weeks GP Holdings, Inc.
          ------------------------------------

          1.  Articles of Incorporation
          2.  Bylaws
          3.  Certificate of Existence from the Secretary of State of Georgia
          4.  Directors' Resolutions
          5. Certificate of Existence issued by the Secretary of State of Georgia
          6.  Qualification to do business in South Carolina
          7. Certificate of Existence issued by the Secretary of State of South Carolina
          8.  Qualification to do business in Tennessee
          9. Certificate of Existence issued by the Secretary of State of Tennessee
         10.  Qualification to do business in Florida
         11. Certificate of Existence issued by the Secretary of State of Florida
         12.  Subscription Agreement

      B.  Formation of Weeks LP Holdings, Inc.
          ------------------------------------

          1.  Articles of Incorporation
          2.  Bylaws
          3.  Certificate of Existence from the Secretary of State of Georgia
          4.  Directors' Resolutions
          5.  Subscription Agreement

      C.  Transfer of 1% GP Interest in Weeks Realty, L.P. from Weeks
          -----------------------------------------------------------
          Corporation to Weeks GP Holdings, Inc., conversion of Weeks
          -----------------------------------------------------------
          Corporation remaining GP Interest to LP Interest, and transfer of that
          ----------------------------------------------------------------------
          LP Interest to Weeks LP Holdings, Inc.
          --------------------------------------

          1.  Consent from the Limited Partners of Weeks Realty, L.P.
          2.  Consent from Weeks' Lenders

          3. Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P.
          4. Certificate of Amendment to Certificate of Limited Partnership of Weeks Realty, L.P.
          5. Amendment to authorization of Weeks Realty, L.P. to do business in South Carolina
          6. Amendment to authorization of Weeks Realty, L.P. to do business in Florida
          7.  Qualification of Weeks Realty, L.P. to do business in Tennessee
          8. Good standing certificate for Weeks Realty, L.P. issued by the Secretary of State of Tennessee
          9.  Tennessee real estate brokerage license for Weeks Realty, L.P.

      D.  Formation of NWI Warehouse Group, LLC
          -------------------------------------

          1.  Limited Liability Company Agreement
          2.  Certificate of Formation
          3. Certificate of Existence issued by the Secretary of State of Delaware

III.  TRANSFER OF COMPLETED PROPERTIES FROM NWI GROUP TO NWI WAREHOUSE
      ----------------------------------------------------------------
      GROUP, LLC
      ----------

      A.  Conveyance (for each of 17 properties)
          --------------------------------------

          1.  Proration Statement
          2.  Quitclaim Deed for Contribution
          3.  Assignment and Assumption of Leases and Commissions Obligations
          4.  Blanket Bill of Sale, Assignment and Assumption
          5.  Certificate of Non-Foreign Status
          6.  Affidavit of Title
          7.  1099-S Reporting
          8.  Tenant Estoppel Certificates
          9.  NWI Back-up Tenant Estoppels
         10.  Owner Title Insurance Commitment
         11.  Certified Copy of Merger Certificate (for land records)

                                      A-2-

      B.  Loan Documents
          --------------

          1.  Assumption of Liability and Modification Agreement
          2.  UCC Statement Amendments
          3.  Legal Opinion of King & Spalding
          4.  Legal Opinion of Baker, Donelson, Bearman & Caldwell
          5.  Endorsements to Lender Title Insurance Policies


      C.  NWI Authorization Documents
          ---------------------------

          1. Good Standing Certificate for Buckley & Company Real Estate, Inc. issued by the Secretary of State of Tennessee
          2. Good Standing Certificate for NWI Warehouse Group, L.P. issued by the Secretary of State of Tennessee
          3.  Good Standing Certificate for NWI X, L.P. issued by the
               Secretary of State of Tennessee
          4.  Copies of NWI Warehouse Group, L.P. and NWI X, L.P. partnership documents certified by a general partner of NWI X, L.P.
          5.  Directors' resolutions of Buckley & Company Real Estate, Inc.
               approving the transaction
          6. Shareholders' resolutions of Buckley & Company Real Estate, Inc. approving the transaction
          7. Buckley & Company, Inc. Secretary's Certificate as to corporate resolutions, articles, and bylaws, and incumbency of officers
          8.  Legal Opinion of NWI's and Buckley's counsel

IV.   MERGER
      ------

      A.  Merger of NWI Warehouse Group, LLC with and into Weeks Realty, L.P.
          -------------------------------------------------------------------

          1.  Agreement of Merger
          2. First Amendment to Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P.
          3.  Certificate of Merger to be filed in Georgia
          4.  Certificate of Merger to be filed in Delaware

      B.  Weeks Corporation
          -----------------

          1. Directors' resolutions authorizing the transaction and amending the Bylaws
          2. Directors' resolutions appointing Nelley and Buckley as Executive Vice Presidents and Nelley as a director

                                      A-3-

          3. Secretary's Certificate as to corporate resolutions, incumbency of officers, partnership documents, and corporate articles and bylaws
          4.  Certificate of Existence issued by the Secretary of State of
               Georgia
          5.  Registration Rights and Lock-Up Agreement
          6. Registration Rights Agreement for Post - March 31, 1998 Shares and Units
          7.  Employment Agreement - Albert W. Buckley, Jr.
          8.  Employment Agreement - John W. Nelley, Jr.
          9.  Noncompetition Agreement - NWI
         10.  Noncompetition Agreement - Albert W. Buckley, Jr.
         11.  Noncompetition Agreement - John W. Nelley, Jr.
         12.  Non-Incentive Stock Option for Albert W. Buckley, Jr.
         13.  Non-Incentive Stock Option for John W. Nelley, Jr.
         14.  Indemnification Agreement for John W. Nelley, Jr.
         15.  K&S Legal Opinion
         16   Buckley - 83(b) Election


V.    AGREEMENTS FOR UNDEVELOPED LAND
      -------------------------------

      A.  Agreement for Contribution of Development Properties
          ----------------------------------------------------

          1.  Contribution Agreement
          2.  Memorandum of Agreement
          3. Exclusive Development, Leasing and Management Agreement with Weeks Realty, L.P.

      B.  Agreement for Contribution of Aspen Grove Land
          ----------------------------------------------

          1.  Contribution Agreement
          2.  Memorandum of Agreement
          3.  First Union Letter on Releases

      C.  Agreement for Contribution of I-440 Land
          ----------------------------------------

          1.  Contribution Agreement
          2.  Memorandum of Agreement

      D.  Agreement for Contribution of Buckley Land
          ------------------------------------------

          1.  Contribution Agreement
          2.  Memorandum of Agreement
          3.  Estoppel on Purchase Money Loan

                                      A-4-

VI.   CONTRIBUTION OF NWI GROUP OPERATING BUSINESS
      --------------------------------------------

      A.  Contribution Agreement for NWI Operating Business

      B.  Contribution Agreement for Buckley Operating Business

VII.  BROKER RELEASES
      ---------------

      A.  Waiver Letter - The Myrick Company

      B.  Waiver Letter - Berg & Schafly

                                      A-5-